UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811- 21435

General Electric RSP Income Fund

(Exact name of registrant as specified in charter)

1600 Summer Street

Stamford, Connecticut 06905

(Address of principal executive offices) (Zip code)

GE Asset Management, Inc.

1600 Summer Street

Stamford, Connecticut 06905

(Name and Address of Agent for Service)

Registrant’s telephone number, including area code: 800-242-0134

Date of fiscal year end: 12/31

Date of reporting period: 12/31/14

Item 1.	Reports to Stockholders

GE RSP Funds

U.S. Equity Fund

Income Fund

Annual Report

December 31, 2014

The information provided on the performance pages relates to the GE RSP U.S. Equity Fund and GE RSP Income Fund (each a “Fund” and collectively the “Funds”).

Total returns take into account changes in share price and assume reinvestment of dividends and capital gains distributions, if any. Total returns shown are net of Fund expenses.

The performance data quoted represents past performance; past performance does not guarantee future results. Investment return and principal value will fluctuate so your shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Periods less than one year are not annualized. Please call toll-free 800-242-0134 or visit the Funds’ website at http://www.geam.com for the most recent month-end performance data.

An investment in a Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation (FDIC) or any other government agency. An investment in a Fund is subject to risk, including possible loss of principal invested.

The Standard & Poor’s (“S&P”) 500® Composite Price Index of stocks (“S&P 500 Index”) is an unmanaged, market capitalization-weighted index of stocks of 500 large U.S. companies, which is widely used as a measure of large-cap stock market performance.

The Barclays U.S. Aggregate Bond Index is an unmanaged market value-weighted index of taxable investment grade debt issues, including government, corporate, asset-backed and mortgage-backed securities, with maturities of one year or more. This index is designed to represent the performance of the U.S. investment-grade first rate bond market.

The results shown for the foregoing indices assume the reinvestment of net dividends or interest and do not reflect fees, expenses, or taxes. As such, index returns do not reflect the actual cost of investing in the instruments that comprise an index.

The peer universe of underlying funds used for the peer group average annual total return calculation is based on a blend of Morningstar peer categories, as shown. Morningstar is an independent mutual fund rating service. A Fund’s performance may be compared to or ranked within a universe of mutual funds with investment objectives and policies similar but not necessarily identical to that of the Fund.

©2015 Morningstar, Inc. All Rights Reserved. The Morningstar information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damage or losses relating from any use of this information. Past performance is no guarantee of future results.

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice.

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David B. Carlson

Chief Investment Officer — U.S. Equities

Stephen V. Gelhaus

Senior Vice President

Paul C. Reinhardt

Senior Vice President

The GE RSP U.S. Equity Fund is managed by a team of portfolio managers that includes David B. Carlson, Stephen V. Gelhaus, and Paul C. Reinhardt. Each of the foregoing portfolio managers manages one of three sub-portfolios, which comprise the Fund. A sub-portfolio refers to the portion of the Fund’s assets that are allocated to, and managed by, a particular portfolio manager on the Fund’s portfolio management team. The three sub-portfolios are managed independently of each other and the portfolio managers have full discretion over their sub-portfolio. However, as lead portfolio manager for the Fund, Mr. Carlson is vested with the authority to adjust the allocation of assets to each sub-portfolio.

David B. Carlson is Chief Investment Officer — U.S. Equities at GE Asset Management (GEAM). He manages the overall U.S. equity investments for GEAM. Mr. Carlson has served as a portfolio manager for the GE RSP U.S. Equity Fund since May 2011. Mr. Carlson joined GEAM in 1982 as a securities analyst for investment operations. He became a Vice President for Mutual Fund Portfolios in 1987, a Senior Vice President in 1989 and an Executive Vice President in 2003.

Stephen V. Gelhaus is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE RSP U.S. Equity Fund since January 2002. Mr. Gelhaus joined GEAM in June 1991 and was a research analyst in the U.S. Equities group from 1995 through 2001.

Paul C. Reinhardt is a Senior Vice President of GEAM. He has served as a portfolio manager for the GE RSP U.S. Equity Fund since January 2001. Mr. Reinhardt joined GEAM in 1982 as an equity analyst and has been a portfolio manager since 1987.

Q.	How did the GE RSP U.S. Equity Fund perform compared to its benchmark and Morningstar peer group for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Fund returned 13.27%. The S&P 500® Index (S&P 500), the Fund’s benchmark, returned 13.69% and the Fund’s Morningstar peer group of 1,712 U.S. Large Growth Funds returned an average of 10.07% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	Investor confidence in the U.S. economy drove equities higher in the last twelve months. S&P 500 Index stocks ended the year up almost 14%, near all-time highs. There were two big surprises in macro events last year: the drop in oil prices and the drop in interest rates. In response to lower interest rates, utilities were the best performing S&P 500 Index sector with a return of 28%, while energy was the only sector to decline, falling 8%. During the year, Mid-East tensions and Russia’s assertive actions in Crimea and the Ukraine created geopolitical uncertainties, while Chinese growth concerns added a cautious note to global equity investing. In this environment the U.S. was the best performing major equity market on the global stage. In this environment, more domestically-focused industries and companies tended to do well. U.S. large cap stocks outperformed smaller-cap indices, and within large caps, there was no clear style leadership.

Q.	What were the primary drivers of Fund performance?

A.	The Fund benefited from strong stock selection among companies most leveraged to the U.S. consumer, including retailers like Target, Lowe’s and Dollar General, Time Warner in the cable industry. and General Dynamics in defense and aerospace. The Fund enjoyed rallies among its innovative biotechnology holdings, including Gilead and Amgen. Biotechnology stocks traded at attractive valuations during the year. Shares of generic drug manufacturer, Actavis, skyrocketed on strong organic growth and strategic M&A. Two stocks rallied on takeout offers: TRW, an auto components manufacturer, and Covidien, a global medical device company.

The Fund delivered strong stock selection in the materials sector, avoiding metals and mining companies, and investing in certain

(Unaudited)

specialty chemicals companies that benefited from cheaper feedstock costs. The Fund successfully navigated energy sector volatility, reducing exposure over the course of the year and holding outperforming stocks like Anadarko (up over 13% before elimination) and Exxon Mobil. Within industrials, Delta Airlines not only benefited from lower fuel costs, it continued to earn its wings as the best-managed U.S. Airline. Underweighting the lagging telecommunications sector also bolstered performance.

Mixed stock selection within the financial sector was the greatest detractor from performance. While holdings like American Tower (a REIT) and Wells Fargo each rallied over 20%, the greatest headwinds came from Genworth (which was eliminated) and underweights in Bank of America and Berkshire Hathaway. Underweighting utilities as the sector rose amid falling bond yields negatively impacted results versus the S&P 500 Index. Within the technology sector, the Fund failed to capture Apple’s entire 40% advance due to its underweight positioning. Not owning two large legacy tech companies, Microsoft and Intel, were also a key performance detractor as these stocks outperformed. Other difficult holdings included Eaton (eliminated within industrials), Cenovus (an oil-sands company), Dick’s Sporting Goods (a challenged specialty retailer) and Las Vegas Sands (whose Macau gaming franchise suffered amid slow growth in China and a Chinese government anti-corruption campaign).

Q.	Were there any significant changes in the Fund during the period?

A.	During the twelve-month period the Fund reduced its exposure to areas of the market negatively impacted by weak oil and other commodities, including materials, a new energy sector underweight. The Fund added to the industrials sector, with a focus on more domestically-oriented industries including defense/aerospace, professional services, and the airlines which benefitted from falling oil prices. The Fund reduced its underweight to the consumer staples sector, although it remained one of the largest sector underweights. At year-end, the Fund’s largest sector overweights remained financials and health care. Despite any changes in positioning, the Fund maintained its bottom-up stock selection approach with a focus on the long-term investment horizon. We believe the Fund is well-positioned to add value through active stock selection going into the next year.

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Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,053.90	0.93
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.30	0.92

*	Expenses are equal to the Fund’s annualized net expense ratio of 0.18%** (for the period July 1, 2014 – December 31, 2014), multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**	May differ from expense ratio disclosed in the financial highlights, which is calculated based on the entire fiscal year’s data.

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Investment Profile

A mutual fund designed for investors who seek long-term growth of capital and income. The Fund seeks to achieve its investment objectives by investing at least 80% of its net assets under normal circumstances in equity securities of U.S. companies, such as common and preferred stocks.

Top Ten Holdings

as of December 31, 2014 (as a % of Investments) (b)

Amgen Inc.	2.79%
Actavis PLC	2.71%
QUALCOMM Inc.	2.60%
EMC Corp.	2.49%
JPMorgan Chase & Co.	2.49%
Apple Inc.	2.46%
Honeywell International Inc.	2.10%
Cisco Systems Inc.	2.03%
Schlumberger Ltd.	2.02%
Pfizer Inc.	1.93%

Sector Allocation

as a % of Investments of $5,439,404 (in thousands) on December 31, 2014 (b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,712	1,331	917
Peer group average annual total return	10.07%	13.81%	7.02%
Morningstar Category in peer group: U.S. Large Growth

Change in Value of a $10,000 Investment (a)

Average Annual Total Return

for the periods ended December 31, 2014

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE RSP U.S. Equity Fund	13.27%	14.13%	7.99%	21,569

S&P 500 Index	13.69%	15.46%	7.68%	20,945

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories.

Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

GE RSP U.S. Equity Fund	December 31, 2014

GE RSP U.S. Equity Fund

	Number of Shares	Fair Value

Common Stock — 97.5%†

Aerospace & Defense — 5.0%

General Dynamics Corp.	504,411	$69,417,042
Hexcel Corp.	894,501	37,112,847	(a)
Honeywell International Inc.	1,144,359	114,344,351
The Boeing Co.	229,278	29,801,554
United Technologies Corp.	197,010	22,656,150
		273,331,944

Agricultural Products — 1.2%

Archer-Daniels-Midland Co.	1,304,591	67,838,732

Air Freight & Logistics — 0.5%

United Parcel Service Inc., Class B	229,278	25,488,835

Airlines — 0.9%

Delta Air Lines Inc.	1,032,226	50,775,197

Application Software — 0.7%

Intuit Inc.	412,700	38,046,813

Asset Management & Custody Banks — 4.6%

Ameriprise Financial Inc.	621,532	82,197,607
Invesco Ltd.	2,118,813	83,735,490
State Street Corp.	1,094,574	85,924,059	(e)
		251,857,156

Auto Parts & Equipment — 0.2%

Delphi Automotive PLC	184,056	13,384,552

Automobile Manufacturers — 0.6%

Ford Motor Co.	1,948,862	30,207,361

Automotive Retail — 0.5%

Advance Auto Parts Inc.	132,981	21,181,214
AutoZone Inc.	13,757	8,517,096	(a)
		29,698,310

Biotechnology — 4.4%

Alexion Pharmaceuticals Inc.	197,179	36,484,030	(a)
Amgen Inc.	953,796	151,930,165
Gilead Sciences Inc.	554,853	52,300,444	(a)
		240,714,639

Broadcasting — 0.8%

CBS Corp., Class B	343,917	19,032,367
Discovery Communications Inc., Class C	793,302	26,750,143	(a)
		45,782,510

	Number of Shares	Fair Value

Cable & Satellite — 3.7%

Comcast Corp., Class A	1,567,331	$90,920,871
Comcast Corp., Special Class A	770,374	44,346,579
Liberty Global PLC, Class C	1,338,983	64,686,269	(a)
		199,953,719

Casinos & Gaming — 0.4%

Las Vegas Sands Corp.	380,157	22,109,931

Commodity Chemicals — 0.3%

LyondellBasell Industries N.V., Class A	194,569	15,446,833

Communications Equipment — 4.6%

Cisco Systems Inc.	3,967,142	110,346,055
QUALCOMM Inc.	1,901,786	141,359,753
		251,705,808

Consumer Finance — 1.5%

American Express Co.	898,991	83,642,123

Data Processing & Outsourced Services — 1.2%

Visa Inc., Class A	252,206	66,128,413

Diversified Banks — 5.9%

Bank of America Corp.	1,883,564	33,696,960
Citigroup Inc.	1,580,750	85,534,383
JPMorgan Chase & Co.	2,160,175	135,183,751
Wells Fargo & Co.	1,169,317	64,101,958
		318,517,052

Drug Retail — 1.9%

CVS Health Corp.	1,089,070	104,888,332

Electric Utilities — 0.4%

NextEra Energy Inc.	229,278	24,369,959

Electrical Components & Equipment — 0.1%

Eaton Corporation PLC	70,850	4,814,966

Fertilizers & Agricultural Chemicals — 1.1%

Monsanto Co.	481,484	57,522,893

General Merchandise Stores — 2.5%

Dollar General Corp.	561,573	39,703,211	(a)
Target Corp.	1,249,564	94,854,403
		134,557,614

Healthcare Distributors — 0.7%

Cardinal Health Inc.	458,556	37,019,226

Healthcare Equipment — 3.7%

Abbott Laboratories	985,895	44,384,993

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	December 31, 2014

	Number of Shares	Fair Value

Boston Scientific Corp.	5,377,890	$71,257,042	(a)
Covidien PLC	664,906	68,006,586
Stryker Corp.	206,350	19,464,996
		203,113,617

Healthcare Services — 0.8%

Express Scripts Holding Co.	486,069	41,155,462	(a)

Healthcare Supplies — 0.5%

The Cooper Companies Inc.	174,251	28,244,345

Home Improvement Retail — 1.9%

Lowe’s Companies Inc.	1,501,770	103,321,776

Household Products — 0.2%

Energizer Holdings Inc.	91,711	11,790,366

Independent Power Producers & Energy Traders — 0.7%

AES Corp.	200,798	2,764,988
Calpine Corp.	774,782	17,145,926	(a)
NRG Energy Inc.	623,720	16,809,254
		36,720,168

Industrial Machinery — 0.9%

Dover Corp.	412,299	29,570,084
Ingersoll-Rand PLC	337,483	21,393,048
		50,963,132

Integrated Oil & Gas — 4.9%

Cenovus Energy Inc.	1,563,844	32,246,463
Chevron Corp.	320,989	36,008,546
Exxon Mobil Corp.	1,043,848	96,503,748
Hess Corp.	624,111	46,071,874
Occidental Petroleum Corp.	665,857	53,674,733
		264,505,364

Integrated Telecommunication Services — 0.7%

Verizon Communications Inc.	800,889	37,465,587

Internet Retail — 0.7%

Amazon.com Inc.	123,810	38,424,434	(a)

Internet Software & Services — 4.0%

Baidu Inc. ADR	265,962	60,631,357	(a)
eBay Inc.	770,374	43,233,389	(a)
Facebook Inc., Class A	275,133	21,465,877	(a)
Google Inc., Class A	116,932	62,051,135	(a)
Google Inc., Class C	59,612	31,379,757	(a)
		218,761,515

Investment Banking & Brokerage — 0.7%

The Charles Schwab Corp.	1,261,979	38,099,146

Life & Health Insurance — 0.4%

Lincoln National Corp.	329,453	18,999,555

	Number of Shares	Fair Value

Life Sciences Tools & Services — 0.2%

PerkinElmer Inc.	275,133	$12,031,566

Movies & Entertainment — 2.0%

The Walt Disney Co.	389,772	36,712,625
Time Warner Inc.	838,258	71,603,998
		108,316,623

Multi-Line Insurance — 2.9%

American International Group Inc.	1,192,245	66,777,643
The Hartford Financial Services Group Inc.	2,212,532	92,240,459
		159,018,102

Oil & Gas Equipment & Services — 2.6%

Cameron International Corp.	160,495	8,016,725	(a)
Halliburton Co.	364,903	14,351,635
Schlumberger Ltd.	1,283,375	109,613,059
Weatherford International PLC	802,473	9,188,316	(a)
		141,169,735

Oil & Gas Exploration & Production — 0.3%

California Resources Corp.	39,086	215,364	(a)
Marathon Oil Corp.	573,195	16,215,686
		16,431,050

Packaged Foods & Meats — 1.1%

Mondelez International Inc., Class A	1,650,484	59,953,831

Pharmaceuticals — 7.0%

Actavis PLC	573,258	147,562,341	(a)
Johnson & Johnson	432,270	45,202,474
Merck & Company Inc.	1,427,301	81,056,424
Pfizer Inc.	3,371,020	105,007,273
		378,828,512

Publishing — 0.1%

Tribune Media Co., Class A	56,621	3,384,237	(a)

Railroads — 0.2%

CSX Corp.	320,989	11,629,431

Regional Banks — 1.0%

Regions Financial Corp.	5,296,319	55,929,129

Research & Consulting Services — 1.3%

Nielsen N.V.	1,524,751	68,202,112

Semiconductor Equipment — 0.5%

Applied Materials Inc.	985,895	24,568,503

Soft Drinks — 3.0%

Coca-Cola Enterprises Inc.	1,437,572	63,569,434
PepsiCo Inc.	1,029,141	97,315,573
		160,885,007

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP U.S. Equity Fund	December 31, 2014

	Number of Shares	Fair Value

Specialized Finance — 1.9%

CME Group Inc.	701,337	$62,173,525
McGraw Hill Financial Inc.	481,484	42,842,446
		105,015,971

Specialized REITs — 0.6%

American Tower Corp.	331,174	32,736,550

Specialty Chemicals — 0.4%

Axalta Coating Systems Ltd.	750,402	19,525,460	(a)

Specialty Stores — 0.6%

Dick’s Sporting Goods Inc.	710,761	35,289,284

Systems Software — 0.6%

Microsoft Corp.	229,278	10,649,963
Oracle Corp.	527,339	23,714,435
		34,364,398

Technology Hardware, Storage & Peripherals — 6.5%

Apple Inc.	1,210,587	133,624,593
EMC Corp.	4,562,630	135,692,616
Hewlett-Packard Co.	2,156,005	86,520,481
		355,837,690

Wireless Telecommunication Services — 0.9%

SBA Communications Corp., Class A	437,854	48,496,709	(a)

Total Common Stock (Cost $4,049,499,048)		5,310,981,285

	Principal Amount	Fair Value

Short-Term Investments — 2.4%

Time Deposit — 2.4%

State Street Corp.
0.01% 01/02/15
(Cost $128,423,156)	$128,423,156	$128,423,156	(e)

Total Investments (Cost $4,177,922,204)		5,439,404,441

Other Assets and Liabilities, net — 0.1%		5,740,001

NET ASSETS — 100.0%		$5,445,144,442

See Notes to Schedules of Investments and Notes to Financial Statements.

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William M. Healey

Senior Vice President and Chief Investment Officer — Core Fixed Income Investments

Mark H. Johnson

Senior Vice President and Chief Investment Officer — Insurance and Long Duration

The GE RSP Income Fund (the “Fund”) is co-managed by William M. Healey and Mark H. Johnson. Messrs. Healey and Johnson are each responsible for a portion of the Fund, the size of which is determined by consensus and adjusted on a periodic basis, if necessary. Although each portfolio manager manages his portion of the Fund independent of the other, they are highly collaborative and communicative.

William M. Healey is a Senior Vice President and Chief Investment Officer – Core Fixed Income Investments of GEAM. He has served on the portfolio management team for the GE RSP Income Fund since joining GEAM as a portfolio manager in 1996. He became Vice President in June 2001, Senior Vice President in January 2007 and Chief Investment Officer – Core Fixed Income Investments in April 2012. Prior to joining GEAM, Mr. Healey spent over 11 years in the fixed income group at MetLife.

Mark H. Johnson is a Senior Vice President and Chief Investment Officer – Insurance and Long Duration of GEAM. He has been a member of the portfolio management team for the GE RSP Income Fund since 2007. Mr. Johnson joined GE in 1998 and GEAM as a Vice President and portfolio manager in 2002. He became Senior Vice President in 2007 and Chief Investment Officer – Long Duration Fixed Income & Insurance Investments in April 2012. Prior to joining GEAM, Mr. Johnson held positions at various insurance companies and public accounting firms.

Q.	How did the GE RSP Income Fund perform compared to its benchmark for the twelve-month period ended December 31, 2014?

A.	For the twelve-month period ended December 31, 2014, the Fund returned 5.83%. The Barclay’s Capital U.S. Aggregate Bond Index, the Fund’s benchmark, returned 5.97% and the Fund’s Morningstar peer group of 1,042 U.S. Intermediate-Term Funds returned an average of 5.13% over the same period.
Q.	What market factors affected the Fund’s performance?

A.	The market factors that most influenced the Fund’s total return over the last twelve months were the decline in U.S. treasury yields, particularly in ten to thirty year maturity bonds, and the backup in credit spreads in the second half of 2014. Negative GDP in the first quarter, due to poor weather, and a series of risk off events including the unrest between Russia and Ukraine, the growing insurgency of ISIS and the Ebola virus scare drove interest rates lower in the first half of the year. Despite stronger U.S. economic fundamentals in the second and third quarters, U.S. Treasury yields continued to decline in the second half of the year, predominantly due to growth concerns outside the U.S., disinflation fears, collapsing oil prices and lower comparative yields in Europe and Japan. The 30-year U.S. Treasury bond yield fell roughly 125 bps last year while the yield on the 2-year note increased nearly 30 bps, tied more to expectations for a Fed rate hike in 2015. Credit spreads, particularly high yield, widened with the drop in oil prices and fear of slowing global demand. Due to wider spreads in the second half of the year, high grade corporate bonds underperformed U.S. treasuries on a duration adjusted basis in 2014 and high yield debt underperformed the broader investment grade market by roughly 350 bps.

Q.	What were the primary drivers of Fund performance?

A.

The primary drivers of Fund performance relative to its benchmark were duration positioning and sector allocation. The duration of the Fund was tactically traded between neutral and 1 year short relative to the benchmark which negatively impacted performance in the declining rate environment. The Fund’s non-index exposure to high yield debt was a drag on performance in the second half of the year due to negative returns in that sector during

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the period. In general, individual security selection in investment grade credit and mortgage-backed securities contributed positively to performance.

Q.	Were there any significant changes to the fund during the period?

A.	The most significant change in Fund positioning during the period was the reduction in the non-index exposure to emerging market debt from roughly 5% to zero in the first quarter. The allocation to investment grade credit increased from neutral to 3% overweight and exposure to high yield debt increased from 6% to 10%. These changes occurred later during the year after credit spreads began to widen. While the Fund’s duration began and ended the year neutral relative to the benchmark, the position was tactically traded between neutral and 1 year short.

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Understanding Your Fund’s Expenses

As a shareholder of the Fund you incur ongoing costs. Ongoing costs include portfolio management fees, professional fees, administrative fees and other Fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

To illustrate these ongoing costs, we have provided an example and calculated the expenses paid by investors in shares of the Fund during the period. The information in the following table is based on an investment of $1,000, which is invested at the beginning of the period and held for the entire six-month period ended December 31, 2014.

Actual Expenses

The first section of the table provides information about actual account values and actual expenses. You may use the information in this section, together with the amount you invested, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number given under the heading “Expenses paid during the period” to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The second section of the table provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholders reports of other funds.

Please note that the expenses shown in the table are meant to highlight and help you compare ongoing costs only and do not reflect transaction costs, such as sales charges or redemption fees, if any. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

July 1, 2014 – December 31, 2014

	Account value at the beginning of the period ($)	Account value at the end of the period ($)	Expenses paid during the period ($)*
Actual Fund Return	1,000.00	1,015.90	0.56
Hypothetical 5% Return (2.5% for the period)	1,000.00	1,024.65	0.56

*	Expenses are equal to the Fund’s net expense ratio of 0.11% for the fiscal year ended December 31, 2014, multiplied by the average account value over the period (July 1, 2014 – December 31, 2014), multiplied by 184/365 (to reflect the one-half year period).

(Unaudited)

Investment Profile

A mutual fund designed for investors who seek a high interest rate of return over a long-term period consistent with the preservation of capital. The Fund seeks to achieve its investment objective by investing at least 80% of its net assets under normal circumstances in debt securities and investing primarily in a variety of investment-grade debt securities, such as U.S. Government securities, mortgage-backed securities, corporate bonds, and money market instruments.

Quality Ratings

as of December 31, 2014 as a % of Investments (b)

Moody’s/S&P Rating*	Percentage of Fair Value

Aaa / AAA	5.56%

Aa / AA	55.52%

A / A	8.93%

Baa / BBB	17.83%

Ba / BB and lower	11.19%

NR / Other	0.97%

100.00%

Sector Allocation

as a % of Investments of $2,757,261 (in thousands) on

December 31, 2014 (b)

Morningstar Performance Comparison

Based on average annual returns for periods ended December 31, 2014

	One Year	Five Year	Ten Year
Number of funds in peer group	1,042	811	590
Peer group average annual total return	5.13%	4.77%	4.19%
Morningstar Category in peer group: U.S. Intermediate-Term Bond

Change in Value of a $10,000 Investment (a)

Average Annual Total Return

for the periods ended December 31, 2014

	One Year	Five Year	Ten Year	Ending value of a $10,000 investment (a)

GE RSP Income Fund	5.83%	5.32%	4.58%	15,648

Barclays U.S. Aggregate Bond Index	5.97%	4.45%	4.71%	15,842

(a)	Ending value of a $10,000 investment for the ten-year period or since inception, whichever is less.

(b)	The securities information regarding holdings, allocations and other characteristics is presented to illustrate examples of securities that the Fund has bought and the diversity of areas in which the Fund may invest as of a particular date. It may not be representative of the Fund’s current or future investments and should not be construed as a recommendation to purchase or sell a particular security.

*	Moody’s Investors Services, Inc. (“Moody’s”) and Standard & Poor’s Corporation (“S&P”) are nationally recognized statistical rating organizations. The quality ratings represent the lower of Moody’s or S&P credit ratings. When a rating from only one of the rating agencies is available, that rating is used. Securities not rated by Moody’s or S&P are categorized as not rated. Credit quality measures a bond issuer’s ability to repay interest and principal in a timely manner. Credit quality ratings assigned by a rating agency are subject to change periodically and are not absolute standards of quality. In formulating investment decisions for the Fund, GEAM develops its own analysis of the credit quality and risks associated with individual debt instruments, rather than relying exclusively on rating agency ratings.

See Notes to Performance beginning on page 1 for further information, including an explanation of Morningstar peer categories. Past performance does not predict future performance. The performance shown in the graphs and tables does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

GE RSP Income Fund	December 31, 2014

GE RSP Income Fund

		Principal Amount	Fair Value

Bonds and Notes — 99.1%†

U.S. Treasuries — 22.2%

U.S. Treasury Bonds
3.00%	11/15/44	$58,262,200	$61,229,960
4.50%	02/15/36	8,698,000	11,601,636
U.S. Treasury Notes
0.38%	10/31/16	7,439,000	7,408,195
0.50%	06/30/16	228,955,000	229,026,434
0.88%	07/31/19	16,973,000	16,446,565
1.50%	06/30/16 - 11/30/19	195,364,600	195,218,155
2.25%	11/15/24	58,884,300	59,279,944
			580,210,889

Agency Mortgage Backed — 28.4%

Federal Home Loan Mortgage Corp.
4.00%	05/01/44	32,557,910	34,956,456
4.50%	06/01/33 - 02/01/35	173,803	188,400
5.00%	07/01/35 - 06/01/41	11,298,929	12,683,795
5.50%	05/01/20 - 04/01/39	3,716,094	4,188,854
6.00%	04/01/17 - 11/01/37	6,456,269	7,347,840
6.50%	07/01/29	28,373	32,547
7.00%	10/01/16 - 08/01/36	1,045,545	1,185,545
7.50%	01/01/28 - 09/01/33	54,272	59,714
8.00%	11/01/30	7,961	9,157
8.50%	04/01/30	12,335	15,438
9.00%	05/01/16 - 11/01/16	18,022	18,713
Federal National Mortgage Assoc.
2.10%	04/01/37	19,577	20,213	(i)
3.00%	02/01/43 - 06/01/43	140,811,821	142,707,223
3.50%	11/01/42 - 02/01/43	42,244,730	44,193,274
4.00%	05/01/19 - 03/01/44	71,948,229	77,107,782
4.50%	05/01/18 - 01/01/41	68,919,997	74,859,725
5.00%	07/01/20 - 06/01/41	19,890,628	22,305,058
5.50%	02/01/16 - 01/01/39	21,893,759	24,496,574
6.00%	05/01/19 - 08/01/35	9,988,285	11,442,278
6.50%	03/01/16 - 08/01/36	1,546,586	1,741,029
7.00%	10/01/16 - 02/01/34	163,855	173,336
7.50%	02/01/15 - 12/01/33	621,263	704,594
8.00%	12/01/15 - 01/01/33	236,825	267,343
8.50%	04/01/30	37,108	46,011
9.00%	01/01/17 - 12/01/22	199,518	216,090
3.00%	TBA	3,215,000	3,252,173	(c)
3.50%	TBA	53,947,291	56,235,843	(c)
5.00%	TBA	30,452,000	33,247,145	(c)
6.00%	TBA	21,770,000	24,687,689	(c)
6.50%	TBA	6,768,000	7,726,888	(c)
Government National Mortgage Assoc.
1.63%	05/20/21 - 10/20/25	27,263	27,891	(i)
3.00%	04/20/43 - 06/20/43	35,519,640	36,367,232

		Principal Amount	Fair Value

3.50%	05/20/43	$26,471,769	$27,826,540
4.00%	01/20/41 - 04/20/43	33,071,206	35,540,852
4.50%	08/15/33 - 03/20/41	15,129,165	16,608,472
5.00%	08/15/33	625,878	695,760
6.00%	04/15/27 - 09/15/36	1,563,360	1,786,358
6.50%	04/15/19 - 09/15/36	1,446,539	1,653,214
7.00%	03/15/26 - 10/15/36	797,680	887,629
7.50%	11/15/22 - 11/15/31	290,445	315,423
8.00%	11/15/29 - 06/15/30	3,976	4,468
8.50%	10/15/17	84,113	89,248
9.00%	11/15/16 - 12/15/21	326,027	344,772
3.00%	TBA	16,800,032	17,180,133	(c)
5.00%	TBA	12,587,000	13,862,170	(c)
5.50%	TBA	1,900,000	2,121,246	(c)
			741,428,135

Agency Collateralized Mortgage Obligations — 0.4%

Collateralized Mortgage Obligation Trust
0.01%	11/01/18	40,745	40,549	(d,f)
Federal Home Loan Mortgage Corp.
0.08%	09/25/43	9,812,158	28,700	(g,i)
Federal Home Loan Mortgage Corp. REMIC
3.50%	11/15/24 - 11/15/30	10,518,160	987,845	(g)
4.50%	03/15/18	209,189	3,797	(g)
5.00%	10/15/18 - 02/15/38	380,102	11,107	(g)
5.50%	06/15/33	608,966	109,922	(g)
6.44%	08/15/25	3,916,480	484,907	(g,i)
7.50%	07/15/27	21,520	3,674	(g)
8.00%	04/15/20	24,665	26,111
Federal Home Loan Mortgage Corp. STRIPS
1.47%	08/01/27	14,755	13,613	(d,f)
8.00%	02/01/23 - 07/01/24	55,417	12,201	(g)
Federal National Mortgage Assoc. REMIC
0.51%	12/25/22	55,077	53,742	(d,f)
1.24%	12/25/42	1,534,829	59,913	(g,i)
5.00%	02/25/40 - 09/25/40	5,872,377	624,136	(g)
5.83%	07/25/38	1,051,449	130,752	(g,i)
5.93%	09/25/42	18,872,946	3,406,116	(g,i)
7.33%	05/25/18	174,920	14,435	(g,i)
8.00%	05/25/22	79	1,576	(g)
Federal National Mortgage Assoc. STRIPS
1.87%	12/25/34	613,753	571,479	(d,f)
4.50%	08/25/35 - 01/25/36	1,647,321	239,160	(g)
5.00%	03/25/38 - 05/25/38	969,939	135,704	(g)
5.50%	12/25/33	212,014	40,165	(g)
6.00%	01/25/35	820,639	140,652	(g)
7.50%	11/25/23	239,062	39,162	(g)
8.00%	08/25/23 - 07/25/24	112,183	25,029	(g)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

8.50%	03/25/17 - 07/25/22	$115,196	$15,054	(g)
9.00%	05/25/22	49,897	10,033	(g)
Government National Mortgage Assoc.
4.50%	10/20/37 - 08/16/39	10,604,619	845,618	(g)
5.00%	12/20/35 - 09/20/38	6,446,773	482,750	(g)
6.08%	02/20/40	15,785,744	2,839,425	(g,i)
			11,397,327

Asset Backed — 0.2%

Capital One Multi-Asset Execution Trust 2006-B1
0.44%	01/15/19	1,000,000	996,715	(i)
Chase Funding Trust 2004-1
3.99%	11/25/33	1,280,133	1,311,925	(j)
Countrywide Asset-Backed Certificates 2005-17
0.42%	05/25/36	117,238	116,969	(i)
Ford Credit Auto Lease Trust 2013-A
1.28%	06/15/16	1,250,000	1,253,032
Irwin Home Equity Loan Trust 2006-2
0.32%	02/25/36	219,189	186,925	(b,i)
			3,865,566

Corporate Notes — 40.6%

21st Century Fox America Inc.
6.65%	11/15/37	1,846,000	2,464,890	(h)
ABB Finance USA Inc.
1.63%	05/08/17	3,213,000	3,223,587	(h)
AbbVie Inc.
1.75%	11/06/17	2,949,000	2,955,408	(h)
2.00%	11/06/18	2,313,000	2,305,240	(h)
ACCO Brands Corp.
6.75%	04/30/20	3,446,000	3,606,239	(h)
Actavis Funding SCS
1.30%	06/15/17	3,992,000	3,919,282
4.85%	06/15/44	1,226,000	1,244,066
Activision Blizzard Inc.
5.63%	09/15/21	3,378,000	3,546,900	(b,h)
Aetna Inc.
3.50%	11/15/24	1,684,000	1,711,687
Agrium Inc.
4.90%	06/01/43	2,503,000	2,592,720	(h)
Alcoa Inc.
5.13%	10/01/24	690,000	731,241	(h)
Alibaba Group Holding Ltd.
3.60%	11/28/24	2,370,000	2,350,670	(b)
4.50%	11/28/34	1,350,000	1,387,819	(b)
Altria Group Inc.
2.95%	05/02/23	1,681,000	1,625,472	(h)
4.50%	05/02/43	1,681,000	1,692,861	(h)

		Principal Amount	Fair Value

America Movil SAB de C.V.
5.00%	03/30/20	$4,968,000	$5,478,412	(h)
American Axle & Manufacturing Inc.
6.25%	03/15/21	2,250,000	2,362,500	(h)
6.63%	10/15/22	2,080,000	2,204,800	(h)
7.75%	11/15/19	652,000	730,240	(h)
American Campus Communities Operating Partnership LP
4.13%	07/01/24	2,494,000	2,519,135	(h)
American Electric Power Company Inc.
2.95%	12/15/22	2,694,000	2,642,639
American Express Co.
3.63%	12/05/24	3,368,000	3,396,072
American International Group Inc.
3.38%	08/15/20	2,454,000	2,549,218	(h)
4.13%	02/15/24	2,358,000	2,510,119	(h)
4.50%	07/16/44	1,684,000	1,779,165
American Seafoods Group LLC/American Seafoods Finance Inc.
10.75%	05/15/16	2,660,000	2,380,700	(b,h)
American Tower Corp. (REIT)
3.40%	02/15/19	4,077,000	4,149,648	(h)
3.50%	01/31/23	982,000	948,816	(h)
Amgen Inc.
2.20%	05/22/19	4,996,000	4,975,002	(h)
Amkor Technology Inc.
6.63%	06/01/21	2,027,000	2,006,730	(h)
Anadarko Petroleum Corp.
6.20%	03/15/40	1,766,000	2,068,784	(h)
Anheuser-Busch InBev Worldwide Inc.
2.50%	07/15/22	4,861,000	4,724,318	(h)
Anthem Inc.
3.30%	01/15/23	1,732,000	1,730,311	(h)
AP Moeller-Maersk A/S
2.55%	09/22/19	2,355,000	2,361,606	(b,h)
3.75%	09/22/24	2,355,000	2,417,914	(b,h)
Apple Inc.
2.85%	05/06/21	5,169,000	5,287,675	(h)
3.45%	05/06/24	3,446,000	3,608,872	(h)
Aramark Services Inc.
5.75%	03/15/20	4,809,000	4,965,292	(h)
Archer-Daniels-Midland Co.
4.02%	04/16/43	1,720,000	1,725,843	(h)
Ardagh Packaging Finance PLC/Ardagh Holdings USA Inc.
3.24%	12/15/19	3,500,000	3,377,500	(b,h,i)
Ares Capital Corp.
3.88%	01/15/20	2,360,000	2,353,224
Ascension Health
4.85%	11/15/53	2,608,000	2,946,010

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

AT&T Inc.
2.38%	11/27/18	$3,936,000	$3,966,488	(h)
4.80%	06/15/44	1,995,000	2,032,817	(h)
Bank of America Corp.
1.70%	08/25/17	1,692,000	1,692,384	(h)
2.00%	01/11/18	7,012,000	7,006,671	(h)
2.60%	01/15/19	1,476,000	1,487,477	(h)
4.00%	04/01/24	5,222,000	5,437,277	(h)
4.10%	07/24/23	1,981,000	2,086,290	(h)
4.25%	10/22/26	3,030,000	3,023,198
Bank of China Ltd.
5.00%	11/13/24	1,675,000	1,721,181	(b)
Barclays Bank PLC
2.25%	05/10/17	8,801,000	8,978,930	(b)
Barclays PLC
2.75%	11/08/19	3,000,000	2,981,670
Bayer US Finance LLC
2.38%	10/08/19	5,070,000	5,090,118	(b,h)
3.38%	10/08/24	3,425,000	3,485,184	(b,h)
Baytex Energy Corp.
5.13%	06/01/21	2,028,000	1,723,800	(b)
BB&T Corp.
2.45%	01/15/20	3,368,000	3,354,289
Bed Bath & Beyond Inc.
3.75%	08/01/24	1,661,000	1,683,899	(h)
4.92%	08/01/34	498,000	513,875	(h)
5.17%	08/01/44	2,319,000	2,426,337	(h)
Berkshire Hathaway Energy Co.
6.13%	04/01/36	3,165,000	3,976,294	(h)
Berkshire Hathaway Finance Corp.
2.90%	10/15/20	4,120,000	4,224,574	(h)
3.00%	05/15/22	1,056,000	1,072,480	(h)
Berkshire Hathaway Inc.
4.50%	02/11/43	3,892,000	4,256,334	(h)
BHP Billiton Finance USA Ltd.
5.00%	09/30/43	1,714,000	1,942,855	(h)
Bombardier Inc.
4.75%	04/15/19	2,050,000	2,057,688	(b,h)
6.00%	10/15/22	3,427,000	3,461,270	(b,h)
7.75%	03/15/20	2,094,000	2,271,990	(b,h)
BP Capital Markets PLC
1.38%	05/10/18	1,688,000	1,658,036	(h)
3.81%	02/10/24	6,769,000	6,812,931	(h)
Branch Banking & Trust Co.
3.80%	10/30/26	1,690,000	1,723,014	(h)
Brocade Communications Systems Inc.
4.63%	01/15/23	1,451,000	1,392,960	(h)
Building Materials Corporation of America
5.38%	11/15/24	2,028,000	2,022,930	(b)
Cadence Design Systems Inc.
4.38%	10/15/24	3,365,000	3,418,988	(h)

		Principal Amount	Fair Value

Calpine Corp.
5.75%	01/15/25	$2,054,000	$2,079,675	(h)
5.88%	01/15/24	2,515,000	2,678,475	(b,h)
Caterpillar Inc.
4.30%	05/15/44	1,722,000	1,838,884	(h)
Catholic Health Initiatives
2.60%	08/01/18	1,030,000	1,043,463
4.35%	11/01/42	1,029,000	1,021,604
CBS Corp.
3.70%	08/15/24	2,624,000	2,616,813	(h)
CCOH Safari LLC
5.50%	12/01/22	1,352,000	1,372,280
5.75%	12/01/24	2,028,000	2,050,815
Cequel Capital Corp.
5.13%	12/15/21	4,569,000	4,431,930	(b,h)
CF Industries Inc.
5.38%	03/15/44	1,733,000	1,869,725	(h)
Chesapeake Energy Corp.
3.25%	03/15/16	1,923,000	1,918,193	(h)
5.38%	06/15/21	3,453,000	3,450,842	(h)
Citigroup Inc.
1.75%	05/01/18	3,366,000	3,326,618	(h)
5.50%	09/13/25	5,141,000	5,688,542	(h)
CMS Energy Corp.
4.88%	03/01/44	1,699,000	1,858,709	(h)
CNA Financial Corp.
5.88%	08/15/20	2,898,000	3,308,171	(h)
CNOOC Nexen Finance 2014 ULC
4.25%	04/30/24	3,448,000	3,567,573	(h)
Cogeco Cable Inc.
4.88%	05/01/20	3,215,000	3,215,000	(b,h)
Comcast Corp.
4.20%	08/15/34	1,693,000	1,770,279	(h)
4.75%	03/01/44	1,701,000	1,895,581	(h)
Commonwealth Bank of Australia
0.75%	01/15/16	4,706,000	4,705,473	(b)
ConocoPhillips Co.
3.35%	11/15/24	1,000,000	1,010,347
Constellation Brands Inc.
7.25%	09/01/16	3,211,000	3,467,880	(h)
Continental Resources Inc.
4.90%	06/01/44	1,663,000	1,441,256	(h)
Corp Andina de Fomento
4.38%	06/15/22	4,826,000	5,187,260	(h)
Corporate Office Properties LP (REIT)
3.60%	05/15/23	3,069,000	2,948,836	(h)
3.70%	06/15/21	1,666,000	1,658,790	(h)
Cott Beverages Inc.
5.38%	07/01/22	2,028,000	1,860,690	(b)
COX Communications Inc.
4.70%	12/15/42	737,000	736,347	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

Credit Suisse AG
2.60%	05/27/16	$3,681,000	$3,768,854	(b)
Crown Americas LLC/Crown Americas Capital Corp. IV
4.50%	01/15/23	1,370,000	1,328,900	(h)
CSX Corp.
4.50%	08/01/54	1,694,000	1,774,140	(h)
CVS Health Corp.
2.25%	08/12/19	5,080,000	5,058,781	(h)
Daimler Finance North America LLC
2.38%	08/01/18	8,030,000	8,142,661	(b,h)
DaVita HealthCare Partners Inc.
5.13%	07/15/24	1,352,000	1,379,040	(h)
Denbury Resources Inc.
6.38%	08/15/21	3,645,000	3,462,750	(h)
Dexia Credit Local S.A.
2.25%	01/30/19	6,894,000	6,981,023	(b,h)
Diageo Capital PLC
1.13%	04/29/18	3,366,000	3,293,793	(h)
Diageo Investment Corp.
2.88%	05/11/22	4,105,000	4,102,521	(h)
DigitalGlobe Inc.
5.25%	02/01/21	5,270,000	5,006,500	(b,h)
DIRECTV Holdings LLC
4.45%	04/01/24	2,595,000	2,715,159	(h)
5.15%	03/15/42	3,336,000	3,447,289	(h)
Dollar General Corp.
1.88%	04/15/18	3,370,000	3,256,401	(h)
4.13%	07/15/17	3,373,000	3,478,629	(h)
Dominion Resources Inc.
1.95%	08/15/16	3,151,000	3,184,851	(h)
Duke Energy Corp.
3.75%	04/15/24	3,227,000	3,356,806	(h)
Duke Energy Progress Inc.
4.15%	12/01/44	1,010,000	1,073,629
Eaton Corp.
2.75%	11/02/22	3,686,000	3,621,115	(h)
Ecopetrol S.A.
5.88%	05/28/45	851,000	787,175	(h)
El Paso Pipeline Partners Operating Company LLC
4.30%	05/01/24	3,446,000	3,452,671	(h)
Electricite de France S.A.
2.15%	01/22/19	6,811,000	6,827,769	(b,h)
Energy Transfer Equity LP
5.88%	01/15/24	6,800,000	6,902,000	(h)
Energy Transfer Partners LP
6.50%	02/01/42	2,729,000	3,136,852	(h)
Ensco PLC
4.50%	10/01/24	3,367,000	3,272,647	(h)
5.75%	10/01/44	1,685,000	1,690,675	(h)

		Principal Amount	Fair Value

Enterprise Products Operating LLC
3.75%	02/15/25	$2,694,000	$2,704,259	(h)
ERP Operating LP
4.50%	07/01/44	1,995,000	2,079,175	(h)
European Investment Bank
4.88%	01/17/17	6,925,000	7,484,955	(h)
Express Scripts Holding Co.
2.25%	06/15/19	3,416,000	3,379,421	(h)
Five Corners Funding Trust
4.42%	11/15/23	3,703,000	3,915,630	(b,h)
Florida Power & Light Co.
4.13%	02/01/42	1,675,000	1,788,434	(h)
Ford Motor Credit Company LLC
5.88%	08/02/21	2,569,000	2,974,357	(h)
Forest Laboratories Inc.
5.00%	12/15/21	3,386,000	3,666,449	(b,h)
Freeport-McMoRan Inc.
5.45%	03/15/43	1,430,000	1,352,171	(h)
Fresenius Medical Care US Finance Inc.
5.75%	02/15/21	3,833,000	4,086,936	(b,h)
Frontier Communications Corp.
7.13%	03/15/19	2,617,000	2,865,615	(h)
General Motors Co.
4.88%	10/02/23	1,259,000	1,347,130	(h)
5.00%	04/01/35	3,379,000	3,521,222
General Motors Financial Company Inc.
2.63%	07/10/17	1,368,000	1,373,930	(h)
3.00%	09/25/17	2,028,000	2,050,876	(h)
3.50%	07/10/19	1,368,000	1,396,895	(h)
4.38%	09/25/21	3,379,000	3,526,831	(h)
Georgia-Pacific LLC
3.60%	03/01/25	2,545,000	2,555,865	(b)
Gilead Sciences Inc.
4.80%	04/01/44	2,595,000	2,878,514	(h)
Glencore Funding LLC
2.50%	01/15/19	2,105,000	2,072,741	(b,h)
4.13%	05/30/23	3,003,000	2,930,204	(b,h)
4.63%	04/29/24	3,351,000	3,367,085	(b,h)
Grupo Televisa SAB
5.00%	05/13/45	967,000	983,671	(h)
HCA Inc.
4.75%	05/01/23	5,690,000	5,789,575	(h)
6.50%	02/15/20	2,903,000	3,252,811	(h)
Hewlett-Packard Co.
2.75%	01/14/19	6,848,000	6,856,752	(h)
Hexion US Finance Corp.
6.63%	04/15/20	2,331,000	2,284,380	(h)
Hughes Satellite Systems Corp.
6.50%	06/15/19	1,839,000	1,972,328	(h)
Humana Inc.
3.85%	10/01/24	3,365,000	3,409,341	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

Huntsman International LLC
4.88%	11/15/20	$3,205,000	$3,180,962	(h)
Hyundai Capital America
2.13%	10/02/17	1,488,000	1,495,254	(b,h)
Illinois Tool Works Inc.
3.50%	03/01/24	3,402,000	3,541,098	(h)
Ingersoll-Rand Luxembourg Finance S.A.
3.55%	11/01/24	2,358,000	2,343,626
Ingles Markets Inc.
5.75%	06/15/23	4,367,000	4,384,948	(h)
Intelsat Jackson Holdings S.A.
5.50%	08/01/23	3,422,000	3,401,126	(h)
International Business Machines Corp.
3.63%	02/12/24	3,479,000	3,624,509	(h)
Intesa Sanpaolo S.p.A.
5.02%	06/26/24	1,167,000	1,132,591	(b,h)
Invesco Finance PLC
3.13%	11/30/22	4,673,000	4,631,261	(h)
Iron Mountain Inc.
6.00%	08/15/23	3,421,000	3,557,840	(h)
JB Poindexter & Company Inc.
9.00%	04/01/22	962,000	1,038,960	(b,h)
JBS USA LLC/JBS USA Finance Inc.
5.88%	07/15/24	1,896,000	1,862,820	(b,h)
Jefferies Group Inc.
5.13%	01/20/23	1,378,000	1,400,762	(h)
6.50%	01/20/43	1,123,000	1,145,551	(h)
John Deere Capital Corp.
3.35%	06/12/24	3,327,000	3,409,929	(h)
Johnson Controls Inc.
4.63%	07/02/44	1,663,000	1,711,355	(h)
JPMorgan Chase & Co.
3.88%	09/10/24	5,053,000	5,057,300	(h)
5.00%	12/29/49	2,443,000	2,390,322	(h,i)
6.10%	10/01/49	4,040,000	4,029,900	(h,i)
KB Home
7.00%	12/15/21	3,421,000	3,598,464	(h)
Kerr-McGee Corp.
6.95%	07/01/24	1,057,000	1,291,883	(h)
Keysight Technologies Inc.
4.55%	10/30/24	3,365,000	3,366,336	(b,h)
KFW
2.00%	10/04/22	10,325,000	10,171,065	(h)
4.50%	07/16/18	2,938,000	3,246,108	(h)
Kilroy Realty LP
4.25%	08/15/29	1,692,000	1,692,139	(h)
Kinder Morgan Energy Partners LP
3.50%	09/01/23	2,786,000	2,644,878	(h)
Kinder Morgan Inc.
3.05%	12/01/19	1,686,000	1,672,596
5.63%	11/15/23	4,703,000	5,034,213	(b,h)

		Principal Amount	Fair Value

Kinross Gold Corp.
5.95%	03/15/24	$1,699,000	$1,594,241	(b,h)
6.88%	09/01/41	225,000	213,921	(h)
Korea National Oil Corp.
2.88%	11/09/15	3,961,000	4,018,248	(b,h)
L Brands Inc.
5.63%	02/15/22	3,421,000	3,677,575	(h)
L-3 Communications Corp.
1.50%	05/28/17	2,332,000	2,309,060	(h)
3.95%	05/28/24	1,237,000	1,247,234	(h)
Lamar Media Corp.
5.00%	05/01/23	3,421,000	3,386,790	(h)
Land O’ Lakes Inc.
6.00%	11/15/22	1,012,000	1,082,840	(b,h)
Lear Corp.
5.25%	01/15/25	3,380,000	3,422,250
Lennar Corp.
4.50%	11/15/19	2,027,000	2,011,798
Liberty Mutual Group Inc.
4.25%	06/15/23	3,477,000	3,582,975	(b,h)
Linn Energy LLC
6.25%	11/01/19	1,733,000	1,464,385	(h)
Macquarie Bank Ltd.
2.60%	06/24/19	1,731,000	1,745,499	(b,h)
Macy’s Retail Holdings Inc.
4.50%	12/15/34	3,378,000	3,401,470
Marathon Petroleum Corp.
3.63%	09/15/24	3,370,000	3,302,610	(h)
4.75%	09/15/44	2,609,000	2,463,955	(h)
MarkWest Energy Partners LP/MarkWest Energy Finance Corp.
4.88%	12/01/24	1,352,000	1,321,580
5.50%	02/15/23	1,355,000	1,371,938	(h)
Marsh & McLennan Companies Inc.
3.50%	03/10/25	3,370,000	3,391,420	(h)
Mattel Inc.
2.35%	05/06/19	5,171,000	5,152,715	(h)
Medtronic Inc.
2.50%	03/15/20	2,693,000	2,700,064	(b)
3.50%	03/15/25	3,366,000	3,443,317	(b)
4.63%	03/15/45	1,685,000	1,826,523	(b)
MEG Energy Corp.
6.50%	03/15/21	2,053,000	1,873,363	(b,h)
Memorial Sloan-Kettering Cancer Center
4.13%	07/01/52	1,325,000	1,317,336	(h)
MetLife Inc.
4.72%	12/15/44	1,347,000	1,498,213	(h)
MGM Resorts International
5.25%	03/31/20	3,378,000	3,352,665	(h)
Mizuho Bank Ltd.
2.45%	04/16/19	4,151,000	4,123,994	(b,h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

Monsanto Co.
3.38%	07/15/24	$1,664,000	$1,690,740	(h)
4.70%	07/15/64	984,000	1,031,749	(h)
Morgan Stanley
2.13%	04/25/18	3,303,000	3,304,912	(h)
2.38%	07/23/19	5,080,000	5,061,265	(h)
3.70%	10/23/24	3,370,000	3,415,899
4.10%	05/22/23	3,973,000	4,022,416	(h)
4.35%	09/08/26	2,610,000	2,625,595	(h)
4.88%	11/01/22	3,226,000	3,426,264	(h)
5.00%	11/24/25	2,150,000	2,294,297	(h)
Motorola Solutions Inc.
4.00%	09/01/24	3,386,000	3,406,387	(h)
Mylan Inc.
7.88%	07/15/20	2,928,000	3,118,891	(b,h)
National Agricultural Cooperative Federation
4.25%	01/28/16	1,434,000	1,478,841	(b,h)
National Retail Properties Inc.
3.90%	06/15/24	2,755,000	2,809,739	(h)
NCL Corporation Ltd.
5.00%	02/15/18	1,788,000	1,788,000	(h)
Newfield Exploration Co.
5.63%	07/01/24	3,507,000	3,469,738	(h)
5.75%	01/30/22	4,698,000	4,651,020	(h)
Newmont Mining Corp.
4.88%	03/15/42	1,293,000	1,126,186	(h)
Nexen Energy ULC
6.40%	05/15/37	1,775,000	2,210,848	(h)
Noble Energy Inc.
3.90%	11/15/24	2,021,000	1,997,451
NRG Energy Inc.
6.25%	07/15/22	3,453,000	3,530,692
Omnicom Group Inc.
3.63%	05/01/22	1,321,000	1,356,131	(h)
Oracle Corp.
2.25%	10/08/19	6,690,000	6,737,793	(h)
3.63%	07/15/23	2,427,000	2,545,217	(h)
4.50%	07/08/44	1,661,000	1,804,137	(h)
Outfront Media Capital LLC/Outfront Media Capital Corp.
5.63%	02/15/24	2,053,000	2,063,265	(b,h)
Owens & Minor Inc.
3.88%	09/15/21	3,365,000	3,403,062	(h)
Owens-Brockway Glass Container Inc.
5.00%	01/15/22	1,352,000	1,379,040	(b)
5.38%	01/15/25	676,000	682,760	(b)
Pacific Gas & Electric Co.
3.40%	08/15/24	5,053,000	5,113,409	(h)
PacifiCorp
6.25%	10/15/37	2,644,000	3,578,117	(h)
People’s United Bank
4.00%	07/15/24	3,905,000	3,955,343	(h)

		Principal Amount	Fair Value

PepsiCo Inc.
4.25%	10/22/44	$2,021,000	$2,109,213
Perrigo Company PLC
2.30%	11/08/18	3,425,000	3,422,301	(h)
Perrigo Finance PLC
4.90%	12/15/44	840,000	890,130
Petrobras International Finance Company S.A.
3.50%	02/06/17	3,082,000	2,943,033	(h)
3.88%	01/27/16	1,175,000	1,153,028	(h)
Petroleos Mexicanos
3.50%	01/30/23	1,614,000	1,543,791	(h)
Philip Morris International Inc.
4.13%	03/04/43	1,682,000	1,648,792	(h)
Pitney Bowes Inc.
4.63%	03/15/24	3,255,000	3,331,860	(h)
PNC Bank NA
2.40%	10/18/19	6,750,000	6,778,357	(h)
Post Holdings Inc.
6.75%	12/01/21	2,027,000	1,966,190	(b)
Prudential Financial Inc.
5.63%	06/15/43	2,060,000	2,105,938	(h,i)
Public Service Electric & Gas Co.
2.38%	05/15/23	5,064,000	4,870,079	(h)
Range Resources Corp.
5.75%	06/01/21	1,920,000	1,982,400	(h)
Raytheon Co.
4.20%	12/15/44	1,180,000	1,225,659
Regency Energy Partners LP/Regency Energy Finance Corp.
5.00%	10/01/22	4,642,000	4,386,690	(h)
Revlon Consumer Products Corp.
5.75%	02/15/21	1,980,000	1,980,000	(h)
Roche Holdings Inc.
2.25%	09/30/19	3,314,000	3,334,997	(b,h)
2.88%	09/29/21	3,395,000	3,437,417	(b,h)
3.35%	09/30/24	3,395,000	3,494,158	(b,h)
Rockwood Specialties Group Inc.
4.63%	10/15/20	8,080,000	8,342,600	(h)
Rowan Companies Inc.
4.75%	01/15/24	2,387,000	2,253,011	(h)
5.85%	01/15/44	682,000	628,965	(h)
Royal Bank of Canada
1.20%	09/19/17	5,587,000	5,555,098
RSI Home Products Inc.
6.88%	03/01/18	3,211,000	3,355,495	(b,h)
Ryder System Inc.
2.45%	09/03/19	4,135,000	4,105,869	(h)
Sabine Pass Liquefaction LLC
5.63%	02/01/21	1,857,000	1,824,503	(h)
Schaeffler Holding Finance BV
6.25%	Cash/7.00% PIK 11/15/19	3,375,000	3,476,250	(b,l)
6.75%	Cash/7.50% PIK 11/15/22	740,000	773,300	(b,l)
6.88%	Cash/7.63% PIK 08/15/18	1,900,000	1,980,750	(b,h,l)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

Scripps Networks Interactive Inc.
2.75%	11/15/19	$1,685,000	$1,692,052
Seagate HDD Cayman
4.75%	01/01/25	2,563,000	2,640,313	(b,h)
Sealed Air Corp.
4.88%	12/01/22	676,000	670,930	(b)
5.13%	12/01/24	676,000	682,760	(b)
Shell International Finance BV
3.40%	08/12/23	5,178,000	5,344,260	(h)
Sinclair Television Group Inc.
5.38%	04/01/21	1,522,000	1,510,585
Sinopec Capital 2013 Ltd.
3.13%	04/24/23	2,653,000	2,529,357	(b,h)
Smurfit Kappa Acquisitions
4.88%	09/15/18	3,466,000	3,587,310	(b,h)
Spectra Energy Partners LP
4.75%	03/15/24	3,385,000	3,628,449	(h)
Sprint Corp.
7.25%	09/15/21	1,895,000	1,878,419
Statoil ASA
3.70%	03/01/24	5,137,000	5,318,516	(h)
4.80%	11/08/43	1,712,000	1,946,464	(h)
Steel Dynamics Inc.
5.13%	10/01/21	2,028,000	2,066,025	(b,h)
Sysco Corp.
2.35%	10/02/19	3,365,000	3,383,319	(h)
3.50%	10/02/24	2,355,000	2,423,333	(h)
4.35%	10/02/34	1,345,000	1,448,008	(h)
T-Mobile USA Inc.
6.25%	04/01/21	1,946,000	1,991,731	(h)
Talisman Energy Inc.
6.25%	02/01/38	1,385,000	1,406,066	(h)
Tampa Electric Co.
4.35%	05/15/44	1,666,000	1,776,446	(h)
Tanger Properties LP
3.75%	12/01/24	1,685,000	1,698,060
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.13%	11/15/19	3,380,000	3,253,250	(b)
Target Corp.
3.50%	07/01/24	3,824,000	3,969,974	(h)
Teachers Insurance & Annuity Association of America
4.90%	09/15/44	2,365,000	2,635,433	(b,h)
Teck Resources Ltd.
3.75%	02/01/23	3,199,000	2,867,235	(h)
5.40%	02/01/43	1,683,000	1,422,497	(h)
Telecom Italia S.p.A.
5.30%	05/30/24	3,500,000	3,543,750	(b,h)
Tenet Healthcare Corp.
4.75%	06/01/20	1,271,000	1,290,065	(h)
6.00%	10/01/20	3,421,000	3,673,572	(h)

		Principal Amount	Fair Value

Textron Inc.
6.20%	03/15/15	$2,998,000	$3,027,995	(h)
The Allstate Corp.
5.75%	08/15/53	1,900,000	2,002,125	(h,i)
The Bank of Tokyo-Mitsubishi UFJ Ltd.
2.30%	03/10/19	4,200,000	4,177,337	(b,h)
2.35%	09/08/19	5,055,000	5,021,404	(b,h)
The Boeing Co.
2.85%	10/30/24	2,358,000	2,343,178
The Dow Chemical Co.
3.50%	10/01/24	6,735,000	6,666,734	(h)
4.25%	10/01/34	3,370,000	3,309,832	(h)
The Goldman Sachs Group Inc.
2.38%	01/22/18	4,023,000	4,063,628	(h)
2.63%	01/31/19	5,094,000	5,125,104	(h)
2.90%	07/19/18	1,381,000	1,416,740	(h)
4.00%	03/03/24	4,079,000	4,234,610	(h)
4.80%	07/08/44	1,993,000	2,134,658	(h)
The Korea Development Bank
3.25%	03/09/16	2,799,000	2,864,944	(h)
4.00%	09/09/16	1,627,000	1,698,344	(h)
The Kroger Co.
2.95%	11/01/21	2,358,000	2,338,657
The Timken Co.
3.88%	09/01/24	2,590,000	2,585,983	(b,h)
The Williams Companies Inc.
4.55%	06/24/24	1,079,000	1,003,450	(h)
5.75%	06/24/44	3,346,000	2,910,542	(h)
8.75%	03/15/32	1,349,000	1,574,375	(h)
TIAA Asset Management Finance Company LLC
4.13%	11/01/24	3,370,000	3,452,282	(b)
Time Inc.
5.75%	04/15/22	3,420,000	3,308,850	(b,h)
Time Warner Cable Inc.
6.55%	05/01/37	1,004,000	1,292,639	(h)
Time Warner Inc.
5.35%	12/15/43	2,767,000	3,142,692	(h)
Tops Holding Corp.
8.88%	12/15/17	4,464,000	4,553,280	(h)
Tyco Electronics Group S.A.
2.35%	08/01/19	3,384,000	3,380,900	(h)
Tyson Foods Inc.
2.65%	08/15/19	1,693,000	1,708,423	(h)
3.95%	08/15/24	1,129,000	1,167,071	(h)
5.15%	08/15/44	1,129,000	1,268,063	(h)
U.S. Bancorp
3.44%	02/01/16	5,157,000	5,280,113	(h)
Ultra Petroleum Corp.
6.13%	10/01/24	3,380,000	2,906,800	(b,h)
Unit Corp.
6.63%	05/15/21	3,219,000	2,881,005	(h)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

United Rentals North America Inc.
5.75%	07/15/18	$3,212,000	$3,348,510	(h)
6.13%	06/15/23	1,368,000	1,436,400	(h)
UnitedHealth Group Inc.
2.30%	12/15/19	3,368,000	3,381,910
Vail Resorts Inc.
6.50%	05/01/19	1,763,000	1,824,705	(h)
Valeant Pharmaceuticals International Inc.
6.38%	10/15/20	1,833,000	1,915,485	(b,h)
6.75%	08/15/18	2,527,000	2,688,147	(b,h)
Verizon Communications Inc.
1.35%	06/09/17	8,312,000	8,273,540	(h)
3.50%	11/01/24	3,368,000	3,309,057
4.15%	03/15/24	3,369,000	3,487,703
4.40%	11/01/34	1,684,000	1,673,864
5.05%	03/15/34	1,039,000	1,108,327	(h)
5.15%	09/15/23	3,676,000	4,059,161	(h)
6.55%	09/15/43	1,915,000	2,453,400	(h)
Viasystems Inc.
7.88%	05/01/19	1,932,000	2,038,260	(b,h)
Virgin Media Finance PLC
6.00%	10/15/24	2,110,000	2,207,588	(b,h)
Virgin Media Secured Finance PLC
5.25%	01/15/21	1,400,000	1,463,000	(h)
Volkswagen Group of America Finance LLC
2.13%	05/23/19	8,326,000	8,282,305	(b,h)
2.45%	11/20/19	1,350,000	1,358,794	(b)
W.R. Grace & Co.
5.63%	10/01/24	3,379,000	3,522,607	(b,h)
Wal-Mart Stores Inc.
3.30%	04/22/24	2,759,000	2,848,709	(h)
4.30%	04/22/44	3,449,000	3,764,742	(h)
Walgreens Boots Alliance Inc.
3.80%	11/18/24	3,371,000	3,438,083
4.80%	11/18/44	1,345,000	1,418,129
Weatherford International Ltd.
5.95%	04/15/42	1,180,000	999,137	(h)
6.75%	09/15/40	844,000	786,173	(h)
Wells Fargo & Co.
4.10%	06/03/26	3,868,000	3,953,316	(h)
5.90%	12/29/49	2,229,000	2,245,717	(h,i)
Windstream Corp.
6.38%	08/01/23	3,218,000	3,008,830	(h)
WPP Finance 2010
3.75%	09/19/24	3,365,000	3,377,424	(h)
WPX Energy Inc.
5.25%	01/15/17	3,212,000	3,244,120	(h)
Wynn Macau Ltd.
5.25%	10/15/21	5,599,000	5,263,060	(b,h)
Xilinx Inc.
2.13%	03/15/19	1,730,000	1,718,885	(h)

		Principal Amount	Fair Value

XLIT Ltd.
5.25%	12/15/43	$2,289,000	$2,587,112	(h)
Yamana Gold Inc.
4.95%	07/15/24	1,419,000	1,384,911
			1,060,258,992

Non-Agency Collateralized Mortgage Obligations — 5.7%
American Tower Trust I (REIT)
1.55%	03/15/43	5,061,000	5,001,078	(b)
Banc of America Commercial Mortgage Trust 2006-4
5.63%	07/10/46	241,025	252,178
5.68%	07/10/46	1,450,000	1,544,395
Banc of America Commercial Mortgage Trust 2007-1
5.48%	01/15/49	7,120,000	7,461,176	(i)
Banc of America Commercial Mortgage Trust 2007-4
5.75%	02/10/51	272,146	296,662	(i)
Banc of America Commercial Mortgage Trust 2008-1
6.24%	02/10/51	1,890,521	2,086,657	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-1
5.28%	11/10/42	3,110,000	3,109,154	(i)
Banc of America Merrill Lynch Commercial Mortgage Inc. 2005-6
5.15%	09/10/47	2,768,029	2,825,128	(i)
Banc of America Merrill Lynch Commercial Mortgage Trust 2014-520M
4.18%	08/15/46	1,353,328	1,465,915	(b,i)
Bear Stearns Commercial Mortgage Securities Trust 2005-T18
4.93%	02/13/42	540,305	540,333	(i)
Bear Stearns Commercial Mortgage Securities Trust 2006-T22
5.58%	04/12/38	1,690,000	1,763,767	(i)
Bear Stearns Commercial Mortgage Securities Trust 2007-PW18
6.09%	06/11/50	3,450,000	3,799,968	(i)
Citigroup Commercial Mortgage Trust 2014-GC23
4.51%	07/10/47	3,421,000	3,187,281	(b,i)
COMM 2005-LP5 Mortgage Trust
4.98%	05/10/43	1,384,652	1,391,325	(i)
COMM 2013-LC13 Mortgage Trust
4.56%	08/10/46	1,375,000	1,506,311	(b,i)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

COMM 2014-CR14 Mortgage Trust
4.53%	02/10/47	$1,940,000	$2,122,284	(i)
COMM 2014-CR19 Mortgage Trust
4.72%	08/10/47	1,695,000	1,549,132	(b,i)
4.72%	08/10/47	1,695,000	1,774,738	(i)
COMM 2014-CR20 Mortgage Trust
4.51%	11/10/47	1,691,008	1,718,419	(i)
COMM 2014-CR21 Morgage Trust
3.99%	12/10/47	3,356,796	3,462,075
Credit Suisse Commercial Mortgage Trust 2006-C1
5.47%	02/15/39	5,740,000	5,968,452	(i)
Credit Suisse First Boston Mortgage Securities Corp. 2005-9
5.19%	10/25/35	602,495	—	(**,i,m)
GS Mortgage Securities Corp. II 2012-GCJ9
2.36%	11/10/45	7,647,625	905,708	(g,i)
GS Mortgage Securities Corp. Trust 2012-ALOH
3.55%	04/10/34	1,720,000	1,792,168	(b)
GS Mortgage Securities Trust 2011-GC5
3.00%	08/10/44	3,010,000	3,089,554
5.31%	08/10/44	1,470,000	1,658,744	(b,i)
GS Mortgage Securities Trust 2014-GC20
4.26%	04/10/47	1,735,000	1,854,335
GS Mortgage Securities Trust 2014-GC24
4.53%	09/10/47	6,159,000	5,558,849	(b,i)
GS Mortgage Securities Trust 2014-NEW
3.79%	01/10/31	3,405,000	3,420,595	(b)
Impac CMB Trust Series 2004-5
0.89%	10/25/34	1,578,775	1,528,091	(i)
JP Morgan Chase Commercial Mortgage Securities Corp. 2012-LC9
1.93%	12/15/47	9,987,980	954,391	(g,i)
JP Morgan Chase Commercial Mortgage Securities Trust 2005-CB11
5.34%	08/12/37	1,374,569	1,376,180	(i)
JP Morgan Chase Commercial Mortgage Securities Trust 2006-LDP8
5.44%	05/15/45	2,010,000	2,128,272
JP Morgan Chase Commercial Mortgage Securities Trust 2007-CB18
5.44%	06/12/47	4,922,058	5,233,487
JPMBB Commercial Mortgage Securities Trust 2013-C12
4.03%	07/15/45	1,010,000	1,075,493	(i)

		Principal Amount	Fair Value

JPMBB Commercial Mortgage Securities Trust 2013-C15
5.08%	11/15/45	$1,365,000	$1,486,976	(i)
JPMBB Commercial Mortgage Securities Trust 2013-C17
4.89%	01/15/47	2,521,000	2,689,420	(i)
JPMBB Commercial Mortgage Securities Trust 2014-C18
4.81%	02/15/47	1,710,000	1,810,977	(i)
LB-UBS Commercial Mortgage Trust 2004-C8
0.66%	12/15/39	2,862,902	12,027	(b,g,i)
LB-UBS Commercial Mortgage Trust 2005-C5
4.95%	09/15/30	1,496,754	1,504,222
LB-UBS Commercial Mortgage Trust 2006-C1
5.16%	02/15/31	2,900,862	2,970,979
LB-UBS Commercial Mortgage Trust 2006-C4
5.83%	06/15/38	1,399,242	1,469,775	(i)
LB-UBS Commercial Mortgage Trust 2007-C6
6.11%	07/15/40	3,590,000	3,891,747	(i)
6.11%	07/15/40	4,180,000	4,524,934	(b)
MASTR Alternative Loan Trust 2003-5
5.00%	08/25/18	305,499	21,934	(g)
ML-CFC Commercial Mortgage Trust 2006-3
5.46%	07/12/46	4,580,000	4,861,862	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2013-C10
4.08%	07/15/46	3,154,000	3,201,092	(i)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C18
3.39%	10/15/47	1,689,595	1,353,486	(b)
Morgan Stanley Bank of America Merrill Lynch Trust 2014-C19
3.25%	12/15/47	2,016,506	1,630,022	(b)
Morgan Stanley Capital I Trust 2005-T17
4.84%	12/13/41	2,691,955	2,699,780	(i)
Morgan Stanley Capital I Trust 2006-IQ11
5.66%	10/15/42	2,300,000	2,361,509	(i)
Morgan Stanley Capital I Trust 2006-T21
5.16%	10/12/52	3,500,000	3,588,655	(i)
5.27%	10/12/52	2,590,000	2,674,613	(i)
Morgan Stanley Capital I Trust 2006-T23
5.81%	08/12/41	1,190,000	1,248,506	(i)

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

Morgan Stanley Capital I Trust 2007-IQ16
6.08%	12/12/49	$3,450,000	$3,759,151	(i)
Morgan Stanley Capital I Trust 2008-T29
6.28%	01/11/43	1,525,000	1,700,964	(i)
Morgan Stanley Capital I Trust 2012-C4
5.21%	03/15/45	1,510,000	1,687,354	(b,i)
Wells Fargo Commercial Mortgage Trust 2014-LC18
3.96%	12/15/47	3,351,675	2,842,499	(b,i)
Wells Fargo Mortgage Backed Securities Trust 2006-3
5.50%	03/25/36	812,577	48,083
WFRBS Commercial Mortgage Trust 2013-C17
4.26%	12/15/46	1,880,000	2,020,524
5.13%	12/15/46	1,385,000	1,375,824	(b,i)
WFRBS Commercial Mortgage Trust 2014-C19
4.72%	03/15/47	2,365,000	2,572,160	(i)
WFRBS Commercial Mortgage Trust 2014-C22
3.91%	09/15/57	2,036,972	1,781,473	(b,i)
WFRBS Commercial Mortgage Trust 2014-LC14
4.35%	03/15/47	4,333,000	4,672,755	(i)
			149,865,598

Sovereign Bonds — 1.0%
Government of Brazil
4.25%	01/07/25	5,509,000	5,509,000	(h)
Government of Chile
3.63%	10/30/42	700,000	635,250	(h)
Government of Colombia
2.63%	03/15/23	2,597,000	2,411,314
5.63%	02/26/44	1,740,000	1,957,500	(h)
Government of Mexico
3.60%	01/30/25	3,314,000	3,302,401
4.00%	10/02/23	1,684,000	1,747,150	(h)
4.75%	03/08/44	3,730,000	3,888,525	(h)
Government of Panama
4.00%	09/22/24	1,673,000	1,719,008	(h)
Government of Peru
5.63%	11/18/50	544,000	640,560
Government of Philippines
4.20%	01/21/24	1,514,000	1,642,690	(h)
Government of Turkey
3.25%	03/23/23	2,038,000	1,933,552	(h)
6.63%	02/17/45	655,000	803,849	(h)
			26,190,799

		Principal Amount	Fair Value

Municipal Bonds and Notes — 0.6%
American Municipal Power Inc.
6.27%	02/15/50	$2,105,000	$2,694,400
Municipal Electric Authority of Georgia
6.64%	04/01/57	2,369,000	3,140,631
New Jersey Transportation Trust Fund Authority
6.88%	12/15/39	880,000	981,878
Port Authority of New York & New Jersey
4.46%	10/01/62	4,095,000	4,346,556
South Carolina State Public Service Authority
6.45%	01/01/50	1,495,000	2,046,924
State of California
5.70%	11/01/21	2,075,000	2,458,190
			15,668,579

FNMA — 0.0%*

Lehman TBA
5.50%	TBA	1,570,969	392,742	(k,m)

Total Bonds and Notes (Cost $2,556,921,107)			2,589,278,627

		Number of Shares	Fair Value
Domestic Equity — 0.1%

Preferred Stock — 0.1%

Wells Fargo & Co.
(Cost $2,594,700)		103,788	$2,662,162

Total Investments in Securities (Cost $2,559,515,807)			2,591,940,789

		Principal Amount	Fair Value
Short-Term Investments — 6.3%

Time Deposit — 2.5%

State Street Corp.
0.01%	01/02/15	$65,324,585	$65,324,585	(e)

Total Time Deposit (Cost $65,324,585)			65,324,585

See Notes to Schedules of Investments and Notes to Financial Statements.

GE RSP Income Fund	December 31, 2014

		Principal Amount	Fair Value

U.S. Treasuries — 3.8%

U.S. Treasury Bill
0.01%	03/19/15	$100,000,000	$99,995,800	(d)

Total U.S. Treasuries (Cost $99,994,653)			99,995,800

Total Short-Term Investments (Cost $165,319,238)			165,320,385

Total Investments (Cost $2,724,835,045)			2,757,261,174

Liabilities in Excess of Other Assets, net — (5.5)%			(143,957,996)

NET ASSETS — 100.0%			$2,613,303,178

Other Information:

The Fund had the following long futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Appreciation (Depreciation)
2 Yr. U.S. Treasury Notes Futures	March 2015	1,171	$255,973,281	$(342,162)
U.S. Long Bond Futures	March 2015	69	9,974,813	275,217
Ultra Long-Term U.S. Treasury Bond Futures	March 2015	56	9,250,500	390,250

				$323,305

The Fund had the following short futures contracts open at December 31, 2014:

Description	Expiration date	Number of Contracts	Current Notional Value	Unrealized Depreciation
5 Yr. U.S. Treasury Notes Futures	March 2015	439	$(52,210,133)	$(52,836)
10 Yr. U.S. Treasury Notes Futures	March 2015	1,568	(198,817,500)	(468,364)

				$(521,200)

				$(197,895)

See Notes to Schedules of Investments and Notes to Financial Statements.

December 31, 2014

The views expressed in this document reflect our judgment as of the publication date and are subject to change at any time without notice. The securities cited may not be representative of the Funds’ future investments and should not be construed as a recommendation to purchase or sell a particular security. See the Funds’ Supplemental Information Documents and Consolidated Profile for complete descriptions of investment objectives, policies, risks and permissible investments.

(a)	Non-income producing security.

(b)	Pursuant to Rule 144A of the Securities Act of 1933, as amended, these securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At December 31, 2014, these securities amounted to $300,921,071 or 11.51% of the net assets of the GE RSP Income Fund. These securities have been determined to be liquid using procedures established by the Fund’s Board of Trustees.

(c)	Settlement is on a delayed delivery or when-issued basis with final maturity to be announced (TBA) in the future.

(d)	Coupon amount represents effective yield.

(e)	State Street Corp. is the parent company of State Street Bank & Trust Co., the Fund’s sub-administrator, custodian and accounting agent.

(f)	Principal only security. These securities represent the right to receive the monthly principal payments on an underlying pool of mortgages. No payments of interest on the pool are passed through to the “principal only” holder.
(g)	Interest only security. These securities represent the right to receive the monthly interest payments on an underlying pool of mortgages. Payments of principal on the pool reduce the value of the “interest only” holding.

(h)	At December 31, 2014, all or a portion of this security was pledged to cover collateral requirements for futures and/or TBA’s.

(i)	Variable or floating rate security. The stated rate represents the rate at December 31, 2014.

(j)	Step coupon bond.

(k)	Security is in default.

(l)	Represents a payment-in-kind (PIK) security in which may pay all or a portion of interest in additional par.

(m)	Security is fair valued by the Valuation Committee, in accordance with the procedures approved by the Board of Trustees.

†	Percentages are based on net assets as of December 31, 2014.

*	Less than 0.05%

**	Amount is less than $ 0.50.

Abbreviations:

ADR	— American Depositary Receipt

REIT	— Real Estate Investment Trust

REMIC	— Real Estate Mortgage Investment Conduit

STRIPS	— Separate Trading of Registered Interest and Principal of Security

TBA	— To Be Announced

Selected data based on a share outstanding throughout the fiscal years indicated

GE RSP U.S. Equity Fund	2014	2013	2012	2011	2010
Net asset value, beginning of period	$54.73	$44.41	$38.75	$40.23	$36.86
Income/(loss) from investment operations:
Net investment income	0.93	0.89	0.84	0.60	0.57
Net realized and unrealized gains/(losses) on investments	6.40	14.69	5.66	(1.47)	3.38
Total income/(loss) from investment operations	7.33	15.58	6.50	(0.87)	3.95

Less distributions from:
Net investment income	0.92	0.89	0.84	0.61	0.58
Net realized gains	6.83	4.37	—	—	—
Total distributions	7.75	5.26	0.84	0.61	0.58

Net asset value, end of period	$54.31	$54.73	$44.41	$38.75	$40.23

TOTAL RETURN(a)	13.27%	35.15%	16.78%	(2.16)%	10.71%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$5,445,144	$5,056,561	$3,960,011	$3,595,722	$3,930,176
Ratios to average net assets:
Net investment income	1.58%	1.66%	1.88%	1.45%	1.49%
Net expenses	0.14%	0.12%	0.17%	0.16%	0.16%
Gross expenses	0.14%	0.12%	0.17%	0.16%	0.16%
Portfolio turnover rate	41%	40%	68%	39%	44%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

The accompanying Notes are an integral part of these financial statements.

Selected data based on a share outstanding throughout the fiscal years indicated

GE RSP Income Fund	2014		2013	2012	2011	2010
Net asset value, beginning of period	$11.33		$11.75	$11.67	$11.27	$10.85
Income/(loss) from investment operations:
Net investment income	0.30		0.30	0.27	0.40	0.42
Net realized and unrealized gains/(losses) on investments	0.35		(0.40)	0.41	0.49	0.44
Total income/(loss) from investment operations	0.65		(0.10)	0.68	0.89	0.86

Less distributions from:
Net investment income	0.31		0.29	0.27	0.40	0.44
Net realized gains	0.00	*	0.03	0.33	0.09	—
Total distributions	0.31		0.32	0.60	0.49	0.44

Net asset value, end of period	$11.67		$11.33	$11.75	$11.67	$11.27

TOTAL RETURN(a)	5.83%		(0.85)%	5.87%	8.01%	8.01%

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (in thousands)	$2,613,303		$2,601,277	$2,932,275	$2,755,370	$2,621,675
Ratios to average net assets:
Net investment income	2.68%		2.58%	2.22%	3.46%	3.78%
Net expenses	0.11%		0.19%	0.19%	0.16%	0.18%
Gross expenses	0.11%		0.19%	0.19%	0.16%	0.18%
Portfolio turnover rate	319%		335%	398%	439%	353%

(a)	Total returns are historical and assume changes in share price, reinvestment of dividends and capital gains distributions. Past performance does not guarantee future results.

*	Rounds to less than $0.005.

The accompanying Notes are an integral part of these financial statements.

Statements of Assets and Liabilities December 31, 2014	GE RSP U.S. EQUITY FUND	GE RSP INCOME FUND

ASSETS
Investments in securities, at Fair Value (cost $4,049,499,048 and $2,559,515,807, respectively)	$5,310,981,285	$2,591,940,789
Short-term investments (cost $128,423,156 and $165,319,238, respectively.	128,423,156	165,320,385
Cash	340,404	7,896
Restricted cash	—	250,000
Receivable for investments sold	—	1,159
Income receivables	6,929,992	15,541,877
Other assets	73,861	26,479
Total assets	5,446,748,698	2,773,088,585
LIABILITIES
Distribution payable to shareholders	—	215,778
Payable for investments purchased	—	158,576,913
Payable for fund shares redeemed	424,299	310,086
Payable to GEAM	862,240	82,297
Accrued other expenses	317,717	277,049
Variation margin payable	—	323,284
Total liabilities	1,604,256	159,785,407
NET ASSETS	$5,445,144,442	$2,613,303,178
NET ASSETS CONSIST OF:
Capital paid in	$4,194,478,927	$2,577,886,928
Undistributed (distributions in excess of) net investment income	—	872,125
Accumulated net realized gain (loss)	(10,816,722)	2,315,891
Net unrealized appreciation (depreciation) on:
Investments	1,261,482,237	32,426,129
Futures	—	(197,895)
NET ASSETS	$5,445,144,442	$2,613,303,178
Shares outstanding ($25.00 and $10.00 par value, respectively; unlimited shares authorized)	100,262,338	223,869,436
Net asset value per share	$54.31	$11.67

The accompanying Notes are an integral part of these financial statements.

Statements of Operations For the Year ended December 31, 2014	GE RSP U.S. EQUITY FUND	GE RSP INCOME FUND

INVESTMENT INCOME
Income
Dividend	$90,147,124	$151,792
Interest	8,590	72,763,248
Less: Foreign taxes withheld	(167,765)	—
Total income	89,987,949	72,915,040
Expenses
Advisory and administration expenses	6,112,802	1,921,788
Transfer agent fees	524,080	516,854
Custody and accounting expenses	171,148	190,047
Professional fees	38,811	42,611
Other expenses	308,028	220,480
Total Expenses	7,154,869	2,891,780
Net investment income	$82,833,080	$70,023,260
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

Realized gain (loss) on:
Investments	$603,556,205	$33,081,353
Futures	—	(22,004,156)
Foreign currency transactions	(3,113)	—

Increase (decrease) in unrealized appreciation/depreciation on:
Investments	(32,752,260)	70,422,300
Futures	—	(2,848,062)
Net realized and unrealized gain (loss) on investments	570,800,832	78,651,435
Net increase in net assets resulting from operations	$653,633,912	$148,674,695

The accompanying Notes are an integral part of these financial statements.

Statements of Changes in Net Assets For the year ended December 31, 2014 and 2013	GE RSP U.S. EQUITY FUND		GE RSP INCOME FUND

	2014	2013	2014	2013
INCREASE (DECREASE) IN NET ASSETS
Operations:
Net investment income	$82,833,080	$75,637,538	$70,023,260	$71,145,842
Net realized gain (loss) on investments, futures and foreign currency related transactions	603,553,092	449,848,492	11,077,197	(1,866,230)
Net increase (decrease) in unrealized appreciation/depreciation on investments and futures	(32,752,260)	831,872,537	67,574,238	(94,411,709)
Net increase (decrease) from operations	653,633,912	1,357,358,567	148,674,695	(25,132,097)
Distributions to shareholders from:
Net investment income	(81,448,877)	(75,738,628)	(70,314,635)	(70,424,793)
Net realized gains	(605,267,559)	(370,185,322)	(721,874)	(5,767,792)
Total distributions	(686,716,436)	(445,923,950)	(71,036,509)	(76,192,585)
Increase (decrease) in assets from operations and distributions	(33,082,524)	911,434,617	77,638,186	(101,324,682)
Share transactions:
Proceeds from sale of shares	87,919,353	86,765,028	57,162,322	38,065,889
Value of distributions reinvested	650,505,937	421,697,803	68,458,328	73,501,910
Cost of shares redeemed	(316,758,887)	(323,347,931)	(191,232,569)	(341,240,957)
Net increase (decrease) from share transactions	421,666,403	185,114,900	(65,611,919)	(229,673,158)
Total increase (decrease) in net assets	388,583,879	1,096,549,517	12,026,267	(330,997,840)

NET ASSETS
Beginning of year	5,056,560,563	3,960,011,046	2,601,276,911	2,932,274,751
End of year	$5,445,144,442	$5,056,560,563	$2,613,303,178	$2,601,276,911
Undistributed (distributions in excess of) net investment income, end of year	$—	$20,158	$872,125	$1,163,500

CHANGES IN FUND SHARES

Shares sold	1,522,146	1,663,773	4,932,812	3,277,213
Issued for distributions reinvested	11,879,219	7,743,259	5,902,968	6,411,073
Shares redeemed	(5,525,831)	(6,181,855)	(16,542,710)	(29,656,764)
Net increase (decrease) in fund shares	7,875,534	3,225,177	(5,706,930)	(19,968,478)

The accompanying Notes are an integral part of these financial statements.

December 31, 2014

1.	Organization of the Funds

The GE RSP U.S. Equity Fund and GE RSP Income Fund (collectively, the “Funds”) are registered under the Investment Company Act of 1940, as amended, (the “1940 Act”) as open-end management investment companies. The Funds are two of the investment options offered under the GE Retirement Savings Plan (the “RSP” or the “Plan”). The Plan, through a trust, owns 71% of the GE RSP U.S. Equity Fund and 75% of the GE RSP Income Fund. The Funds operate as Employees’ Securities Companies (as defined in the 1940 Act) and as such are exempt from certain provisions of the 1940 Act. Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (‘FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services — Investment Companies.

GE Asset Management Incorporated (GEAM) is the Funds’ investment adviser and a wholly-owned subsidiary of General Electric Company.

2.	Summary of Significant Accounting Policies

The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“GAAP”) requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

Subsequent events after the balance sheet date through the date the financial statements were issued, have been evaluated in the preparation of the financial statements. There are no items to report.

The following summarizes the significant accounting policies of the Funds:

Securities Valuation and Transactions  All investments in securities are recorded at their estimated fair value, as described in Note 3.

Securities transactions are accounted for as of the trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost for both financial statement and federal tax purposes.

Foreign Currency  Accounting records of the Funds are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in a foreign currency are translated to U.S. dollars at the prevailing rates of exchange at period end. Purchases and sales of securities, income receipts and expense payments denominated in foreign currencies are translated into U.S. dollars at the prevailing exchange rate on the respective dates of such transactions.

All assets and liabilities of the Funds initially expressed in foreign currency values will be converted into U.S. dollars at the WM/Reuter exchange rate computed at 11:00 a.m., Eastern time.

The Funds do not isolate the portion of the results of operations resulting from changes in foreign exchange rates from the fluctuations arising from changes in the market prices of securities during the year. Such fluctuations are included in the net realized or unrealized gain or loss from investments. Net realized gains or losses on foreign currency transactions represent net gains or losses on sales and maturities of foreign currency contracts, disposition of foreign currencies, the difference between the amount of net investment income and withholding taxes accrued and the U.S. dollar amount actually received or paid, and gains or losses between the trade and settlement date on purchases and sales of foreign securities. Net unrealized foreign exchange gains and losses arising from changes in the value of other assets and liabilities (including foreign currencies and open foreign currency contracts) as a result of changes in foreign exchange rates are included as increases or decreases in unrealized appreciation/depreciation on foreign currency related transactions.

Derivatives  The Funds are subject to equity price risk, interest rate risk, credit risk, and foreign currency exchange rate risk in the normal course of pursuing their investment objectives.

Futures Contracts  A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date. During the year ended December 31, 2014, the GE RSP Income Fund invested in futures contracts on bonds and notes to manage duration of fixed income securities. Buying futures tends to increase a Fund’s exposure to the underlying instrument while selling futures tends to decrease a Fund’s exposure to the underlying instrument, or to hedge other Fund investments. With futures

December 31, 2014

contracts, there is minimal counterparty credit risk to the Funds since futures contracts are exchange traded and the exchange’s clearinghouse, as counterparty to all traded futures, guarantees the futures against default. A Fund’s risks in using these contracts include changes in the value of the underlying instruments, non-performance of the counterparties under the contracts’ terms and changes in the liquidity of the secondary market for the contracts. Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they principally trade.

Upon entering into a financial futures contract, the Funds are required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount, known as initial margin deposit. Subsequent payments, known as variation margin, are made or received by the Funds each day, depending on the daily fluctuation in the fair value of the underlying security. The Funds record an unrealized gain or loss equal to the daily variation margin. Should market conditions move unexpectedly, the Funds may not achieve the anticipated benefits of the futures contracts and may incur a loss. The Funds recognize a realized gain or loss on the expiration or closing of a futures contract.

When-Issued Securities and Forward Commitments  The GE RSP Income Fund purchases or sells securities on a when-issued or forward commitment basis. These transactions are arrangements in which the Fund purchases and sells securities with payment and delivery scheduled a month or more after entering into the transaction. The price of the underlying securities and the date when these securities will be delivered and paid for are fixed at the time the transaction is negotiated. Losses may arise due to changes in the market value of the underlying securities or if the counterparty does not perform under the commitments. In connection with such purchases, the Fund maintains cash or liquid assets in an amount equal to the purchase commitments for such underlying securities until settlement date and for sales commitments the Fund maintains equivalent deliverable securities as “cover” for the transaction. Unsettled commitments are valued at the current market value of the underlying security. Daily fluctuations in the value of such commitments are recorded as unrealized gains or losses. The Fund will not enter into such commitments for the purpose of investment leverage.

Investments in Foreign Markets  Investments in foreign markets involve special risks and considerations not typically associated with investing in the United States. These risks include revaluation of currencies, high rates of inflation, restrictions on repatriation of income and capital, and adverse political and economic developments. Moreover, securities issued in these markets may be less liquid, subject to government ownership controls, tariffs and taxes, subject to delays in settlements, and their prices may be more volatile.

The Funds may be subject to capital gains and repatriation taxes imposed by certain countries in which they invest. Such taxes are generally based upon income and/or capital gains earned or repatriated. Taxes are accrued based on net investment income, net realized gains and net unrealized appreciation as income and/or capital gains are earned.

Investment Income  Corporate actions (including cash dividends) are recorded on ex-dividend date, net of applicable withholding taxes, except for certain foreign corporate actions which are recorded as soon after ex-dividend date as such information becomes available. Withholding taxes on foreign dividends have been provided for in accordance with the Funds’ understanding of the applicable country’s tax rules and rates.

Interest income is recorded on the accrual basis. Accretion of discounts and amortization premiums on taxable bonds are to the call or maturity date, whichever is shorter, using the effective yield method.

Expenses  Fund specific expenses are charged to the Fund that incurs such expenses. Such expenses may include custodial fees, legal and accounting fees, printing costs and registration fees. Expenses that are not fund specific are allocated pro rata across the Funds. Expenses of the Fund are generally paid directly by the Fund; however, expenses may be paid by GEAM and reimbursed by the Fund.

Federal Income Taxes  The Funds intend to comply with all sections of the Internal Revenue Code of 1986 as amended (the “Internal Revenue Code”) applicable to regulated investment companies including the distribution of substantially all of their taxable net investment income, tax-exempt income and net realized capital gains to their shareholders. Therefore, no provision for federal income tax has been made. Each

December 31, 2014

Fund is treated as a separate taxpayer for federal income tax purposes.

3.	Security Valuation and Transactions

The Funds utilize various methods to measure the fair value of most of its investments on a recurring basis. GAAP establishes a framework for measuring fair value and providing related disclosures. Broadly, the framework requires fair value to be determined based on the exchange price that would be received for an asset or paid to transfer a liability (an exit price) in the principal or most advantageous market for the asset or liability in an orderly transaction between market participants at the measurement date. In the absence of active markets for the identical assets or liabilities, such measurements involve developing assumptions based on market observable data and, in the absence of such data, internal information that is consistent with what market participants would use in a hypothetical transaction that occurs at the measurement date. It also establishes a three-level valuation hierarchy based upon observable and non-observable inputs.

Observable inputs reflect market data obtained from independent sources, while unobservable inputs reflect our market assumptions. Preference is given to observable inputs. These two types of inputs create the following fair value hierarchy:

Level 1 – Quoted prices for identical investments in active markets.

Level 2 – Quoted prices for similar investments in active markets; quoted prices for identical or similar investments in markets that are not active; and model-derived valuations whose inputs are observable or whose significant value drivers are observable.

Level 3 – Significant inputs to the valuation model are unobservable.

Policies and procedures are maintained to value investments using the best and most relevant data available. In addition, pricing vendors are utilized to assist in valuing investments. GEAM performs periodic reviews of the methodologies used by independent pricing services including price validation of individual securities.

Fair Value Measurement  The following section describes the valuation methodologies the Funds use to measure different financial investments at fair value.

A Fund’s portfolio securities are valued generally on the basis of market quotations. Equity securities generally are valued at the last reported sale price on the primary market in which they are traded. Portfolio securities listed on NASDAQ are valued using the NASDAQ Official Closing Price. Level 1 securities primarily include publicly-traded equity securities. If no sales occurred on the exchange or NASDAQ that day, the portfolio security generally is valued using the last reported bid price. In those circumstances the Fund typically classifies the investment securities in Level 2.

Debt securities (other than short-term securities described below) generally are valued at an evaluated bid price as reported by independent pricing services. The pricing services use various pricing models for each asset class. The inputs and assumptions to the model of the pricing services are derived from market observable sources, including: benchmark yields, reported trades, broker/dealer quotes, issuer spreads, benchmark securities, bids, offers and other market related data. Since many fixed income securities do not trade on a daily basis, the methodology of the pricing service uses other available information as applicable such as benchmark curves, benchmarking of similar securities, sector groupings and matrix pricing. Thus, certain securities may not be priced using quoted prices, but rather determined from market observable information. These investments are included in Level 2 and are primarily comprised of corporate fixed income, government, mortgage and asset-backed securities. In the absence of a reliable bid price from such a pricing service, debt securities may be valued based on broker or dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified as Level 3.

A Fund may use non-binding broker or dealer quotes for valuation when there is limited or no relevant market activity for a specific investment or for other investments that share similar characteristics and a price is not provided by a pricing service or is deemed not to be reliable. The Funds have not adjusted the prices obtained. Investment securities priced using non-binding broker or dealer quotes are included in Level 3.

Short-term investments of sufficient credit quality with

December 31, 2014

remaining maturities of sixty days or less at the time of purchase are typically valued on the basis of amortized cost which approximates fair value and these are included in Level 2. If it is determined that amortized cost does not approximate fair value, securities may be valued based on dealer supplied valuations or quotations. In these infrequent circumstances, pricing services may provide the Fund with valuations that are based on significant unobservable inputs, and in those circumstances the investment securities are classified in Level 3.

Investments in Registered Investment Companies are valued at the published daily net asset value and classified in Level 1.

If prices are not readily available for a portfolio security, or if it is believed that a price for a portfolio security does not represent its fair value, the security may be valued using procedures approved by the Funds’ Board of Trustees that are designed to establish its “fair” value. These securities are typically classified in Level 3. Those procedures require that the fair value of a security be established by a valuation committee of GEAM. The valuation committee follows different protocols for different types of investments and circumstances. The fair value procedures may be used to value any investment of any Fund in the appropriate circumstances.

Fair value determinations generally are used for securities whose value is affected by a significant event that will materially affect the value of a security and which occurs subsequent to the time of the close of the principal market on which such security trades but prior to the calculation of the Fund’s net asset value (“NAV”).

The value established for such a portfolio security valued other than by use of a market quotation (as described above) may be different than what would be produced through the use of market quotations or another methodology. Portfolio securities that are valued using techniques other than market quotations, including “fair valued” securities, may be subject to greater fluctuation in their value from one day to the next than would be the case if market quotations were used. In addition, there is no assurance that a Fund could sell a portfolio security for the value established for it at any time and it is possible that the Fund would incur a loss because a portfolio security is sold at a discount to its established value.

Other financial investments are derivative instruments that are not reflected in total investments, such as futures, forwards, swaps, and written options contracts, which are valued based on fair value as discussed above.

The Funds use closing prices for derivatives included in Level 1, which are traded either on exchanges or liquid over-the counter markets. Derivative assets and liabilities included in Level 2 primarily represent interest rate swaps, cross-currency swaps and foreign currency and commodity forward and option contracts. Derivative assets and liabilities included in Level 3 primarily represent interest rate products that contain embedded optionality or prepayment features.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following tables present the Funds’ investments measured at fair value on a recurring basis at December 31, 2014:

Fund	Investments	Level 1	Level 2	Level 3	Total

GE RSP U.S. Equity Fund	Investments in Securities†
	Common Stock	$5,310,981,285	$—	$—	$5,310,981,285
	Short-Term Investments	—	128,423,156	—	128,423,156

	Total Investments in Securities	$5,310,981,285	$128,423,156	$—	$5,439,404,441

GE RSP Income Fund	Investments in Securities†
	U.S. Treasuries	$—	$580,210,889	$—	$580,210,889
	Agency Mortgage Backed	—	741,428,135	—	741,428,135
	Agency Collateralized Mortgage Obligations	—	11,397,327	—	11,397,327
	Asset Backed	—	3,865,566	—	3,865,566
	Corporate Notes	—	1,060,258,992	—	1,060,258,992
	Non-Agency Collateralized Mortgage Obligations	—	149,865,598	—	149,865,598

December 31, 2014

Fund	Investments	Level 1	Level 2	Level 3	Total
	Sovereign Bonds	$—	$26,190,799	$—	$26,190,799
	Municipal Bonds and Notes	—	15,668,579	—	15,668,579
	FNMA	—	—	392,742	392,742
	Preferred Stock	2,662,162	—	—	2,662,162
	Short-Term Investments	—	165,320,385	—	165,320,385

	Total Investments in Securities	$2,662,162	$2,754,206,270	$392,742	$2,757,261,174

	Other Financial Instruments*
	Long Futures Contracts — Unrealized Appreciation	$665,467	$—	$—	$665,467
	Long Futures Contracts — Unrealized Depreciation	(342,162)	—	—	(342,162)
	Short Futures Contracts — Unrealized Depreciation	(521,200)	—	—	(521,200)

	Total Other Financial Instruments	$(197,895)	$—	$—	$(197,895)

†	See Schedules of Investments for industry classification.

*	Other financial instruments include derivative instruments such as futures contracts. Amounts shown represent unrealized appreciation (depreciation), at period end.

Transfers between fair value levels during the period were insignificant in relation to net assets. Transfers between fair value levels are considered to occur at the beginning of the period.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and, accordingly, a reconciliation of Level 3 assets for the year ended December 31, 2014 is not presented.

4.	Derivatives Transactions

Shown below are the derivative contracts entered into by the GE RSP Income Fund, summarized by primary risk exposure as they appear on the Statement of Assets and Liabilities, all of which are not accounted for as hedging instruments under FASB Accounting Standards Codification (“ASC”) No. 815 Derivatives and Hedging as of December 31, 2014.

	Asset Derivatives December 31, 2014			Liability Derivatives December 31, 2014
Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Assets and Liabilities	Fair Value ($)		Location in the Statements of Assets and Liabilities	Fair Value ($)
GE RSP Income Fund
Interest Rate Contracts	Assets, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	665,467	*	Liabilities, Net Assets — Net Unrealized Appreciation/ (Depreciation) on Futures	(863,362	)*

*	Includes cumulative unrealized appreciation/(depreciation) of futures contracts as reported in the Schedule of Investments and within the components of the net assets section of the Statement of Assets and Liabilities. Only the current day’s variation margin is reported within the Assets and/or Liabilities section on the Statement of Assets and Liabilities.

Shown below are the effects of derivative instruments on the Fund’s Statement of Operations, summarized by primary risk exposure, none of which are accounted for as hedging instruments under ASC 815.

Derivatives not accounted for as hedging instruments under ASC 815	Location in the Statements of Operations	Total Notional Amount of Futures Contracts Purchased/(Sold) ($)	Realized Gain (Loss) on Derivatives Recognized in Income ($)	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income ($)
GE RSP Income Fund
Interest Rate Contracts	Realized gain/(loss) on futures, Increase/(decrease) in unrealized appreciation/ (depreciation) on Futures	7,369,414,873/ (7,458,949,057)	(22,004,156)	(2,848,062)

During the year ended December 31, 2014, the GE RSP Income Fund had an average notional value of $262,623,013 and $352,874,074 on long and short futures contracts, respectively. Please refer to the table following the Portfolio of Investments for open futures contracts at December 31, 2014.

December 31, 2014

5.	Line of Credit

The Trust shares a revolving credit facility of up to $150 million with a number of its affiliates. The credit facility is with its custodian bank, State Street Bank and Trust Company (“State Street”). The revolving credit facility requires the payment of a commitment fee equal to 0.125% per annum on the daily unused portion of the credit facility, payable quarterly. The portion borne by the Funds generally is borne proportionally based upon net assets. In addition, the Trust has a $100 million uncommitted, unsecured line of credit with State Street. Generally, borrowings under the credit facilities would accrue interest at the Federal Funds Rate plus 50 basis points and would be borne by the borrowing Fund. The maximum amount allowed to be borrowed by any one Fund is the lesser of its prospectus limitation, 20% of its net assets, or $150 million. The credit facilities were not utilized by the Trust during the period ended December 31, 2014.

6.	Compensation and Fees Paid to Affiliates

Advisory and Administration Expenses

During 2014, the Funds incurred expenses for the cost of services rendered by GEAM as investment adviser and administrator. These expenses are included in the advisory and administration expenses in the Statements of Operations. The Trustees received no compensation as trustees for the Funds.

7.	Investment Transactions

Purchases and Sales of Securities

The cost of purchases and the proceeds from sales of investments, other than short-term securities, for the year ended December 31, 2014, were as follows:

	U.S. Government Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
GE RSP U.S. Equity Fund	$—	$—	$2,138,638,434	$2,342,204,374
GE RSP Income Fund	6,851,436,188	6,734,224,282	1,149,945,237	1,279,029,995

8.	Income Taxes

The Funds are subject to ASC 740, Income Taxes. ASC 740 provides guidance for financial accounting and reporting for the effects of income taxes that result from an entity’s activities during the year. ASC 740 also provides guidance regarding how certain uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. ASC 740 requires evaluation of tax positions taken or expected to be taken in the course of preparing each Fund’s tax returns to determine whether the tax positions are “more likely than not” of being sustained by the applicable tax authority. There are no adjustments to any Fund’s net assets required under ASC 740. Each Fund’s 2011, 2012, 2013 and 2014 fiscal years tax returns are still open to examination by the Federal and applicable state tax authorities.

At December 31, 2014, information on the tax cost of investments and distributable earnings on a tax basis was as follows:

Fund	Cost of Investment For Tax Purposes	Gross Tax		Net Tax Appreciation / (Depreciation)		Undistributed
		Appreciation	Depreciation	Investments	Derivatives / Currency	Income	Accum. Capital Gain /(Loss)	Late-Year Losses
GE RSP U.S. Equity Fund	$4,192,388,991	$1,284,494,081	$(37,478,631)	$1,247,015,450	$—	$—	$3,650,065	$—
GE RSP Income Fund	2,725,781,185	48,725,228	(17,245,239)	31,479,989	(197,895)	5,682,210	—	(1,745,949)

December 31, 2014

As of December 31, 2014, the Funds had no capital loss carryovers. Capital loss carryovers are available to offset future realized capital gains to the extent provided in the Internal Revenue Code and regulations thereunder. To the extent that these carryover losses are used to offset future capital gains, it is probable that gains offset will not be distributed to shareholders because they would be taxable as ordinary income.

During the year ended December 31, 2014, the Funds utilized prior year capital loss carryovers as follows:

Fund	Amount
GE RSP Income Fund	$3,220,309

Any qualified late-year loss is deemed to arise on the first day of the Funds’ next tax year (if the Funds elect to defer such loss). Under this regime, generally, the Funds can elect to defer any post-October capital loss and/or any late-year ordinary loss as defined by the Internal Revenue Code.

The Funds elected to defer qualified late-year losses for the year ended December 31, 2014 as follows:

Fund	Capital	Ordinary
GE RSP Income Fund	$(1,745,949)	$—

The tax character of distributions paid during the years ended December 31, 2014 and December 31, 2013 was as follows:

	December 31, 2014		December 31, 2013
	Ordinary Income	Long Term Capital Gains	Ordinary Income	Long Term Capital Gains
GE RSP U.S. Equity Fund	$88,818,648	$597,897,788	$75,739,217	$370,184,733
GE RSP Income Fund	71,036,509	—	76,192,585	—

Distributions to Shareholders

GE RSP Income Fund declares investment income dividends daily and pays them monthly. The GE RSP U.S. Equity Fund declares and pays dividends from investment income annually. The Funds declare and pay net realized capital gains in excess of capital loss carryforwards distributions annually. The character of income and gains to be distributed is determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include (but are not limited to) treatment of investments in futures, dividend redesignations, return of capital distributions from securities, straddle loss deferrals and losses deferred due to wash sale transactions. Reclassifications are made to the Funds’ capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. These reclassifications have no impact on net investment income, realized gains or losses, or net asset value of the Funds. The calculation of net investment income per share in the Financial Highlights table excludes these adjustments.

The reclassifications for the year ended December 31, 2014 were as follows:

Fund	Undistributed Net Investment Income	Accumulated Net Realized Loss	Paid In Capital
GE RSP U.S. Equity Fund	$(1,404,361)	$1,768,807	$(364,446)

The Unitholders and Board of Trustees

GE RSP Funds:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of the GE RSP U.S. Equity Fund and GE RSP Income Fund (collectively, the “Funds”), as of December 31, 2014 and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2014, by correspondence with the custodian and brokers, or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the GE RSP U.S. Equity Fund and GE RSP Income Fund as of December 31, 2014, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Boston, Massachusetts

February 20, 2015

Summary

For the fiscal year ended December 31, 2014, certain dividends paid by the fund may be subject to a reduced income tax rate. The following represent the amounts that may be considered qualified dividend income:

Fund name	Qualified Dividend Income
GE RSP U.S Equity Fund	$87,753,526

For corporate shareholders, of the ordinary dividends paid, the following represent the amounts that may be eligible for the dividends received deduction:

Fund name	Dividends Received Deduction
GE RSP U.S. Equity Fund	87.24%

For the year ended December 31, 2014, the following Funds hereby designate as capital gain dividends the amounts set forth, or the amount ultimately treated as capital gain net income:

Fund name	Long Term Capital Gain Distributions
GE RSP U.S. Equity Fund	$597,897,788

The amounts presented herein may differ from amounts presented elsewhere in the financial statements due to differences between tax and financial accounting principles. Please consult a tax advisor if you have any questions about Federal or State income tax laws or on how to prepare your tax returns. If you have specific questions about your Fund account, please consult your investment representative or call 1-800-242-0134.

The Board of Trustees of the GE RSP Mutual Funds1 (the “Board”) considered and all those that were present unanimously approved the continuance for an additional year of the investment advisory agreements with GE Asset Management Incorporated (“GEAM”) at a meeting held on December 11, 2014.

In considering whether to approve the Funds’ investment advisory agreements, the Board members considered and discussed a substantial amount of information and analysis provided by GEAM personnel. The Board members also considered detailed information regarding performance and expenses of other investment companies, including those with similar investment strategies and sizes, which was prepared by independent third party provider Morningstar, Inc. (“Morningstar”). The Board members reviewed the fees charged by GEAM for other mutual funds and investment products other than mutual funds that employ the same investment strategies as the Funds. The Board had the opportunity to ask questions and request additional information in connection with its considerations.

Before approving each Fund’s investment advisory agreement, the Board members received and considered memoranda prepared by GEAM personnel that set forth detailed information, including numerous exhibits and other materials related to GEAM’s business and the services it provides to each Fund. The Board members also reviewed materials discussing the legal standards for the consideration of the proposed continuances. The Board members reviewed and discussed the proposed continuance of the agreements with GEAM personnel, including representatives from the legal, compliance and finance departments and senior members of each relevant investment group (e.g., equity, fixed income). The Board members also heard presentations by these representatives, and posed questions and engaged in substantive discussions with them concerning the Funds’ operations and the investment process employed for each Fund. The Board members took into account that many of them possess multi-year experience as Board members and that all of them possess a great deal of knowledge about GEAM and the Funds in their capacities as senior officers of GEAM. They also took into account their consideration of these types of agreements in recent years. The information was presented in a manner to facilitate comparison to prior periods and to reflect certain enhancements to GEAM’s infrastructure, systems, research and analytics capabilities and shareholder servicing model. To focus their review, the Board members asked GEAM personnel, in its oral presentations, to highlight material differences from the information presented in recent years.

In reaching their determinations relating to continuance of the Funds’ investment advisory agreements, the Board members considered all factors that they deemed relevant, including the factors discussed below. In their deliberations, the Board members did not identify any particular information that was all-important or controlling, and each Board member may have attributed different weights to the various factors. The Board members evaluated this information, and all other information available to them, for each Fund separately, and their determinations were made separately in respect of each Fund. In particular, the Board members focused on the following with respect to each Fund:

The Nature, Extent And Quality Of Services Provided

The Board members reviewed the services provided by GEAM and concurred that GEAM provides high quality advisory and administrative services to the Funds. In connection with their consideration of GEAM’s services, the Board members focused on the favorable attributes of GEAM, including (i) an investment philosophy oriented toward long-term performance; (ii) effective processes used for selecting investments and brokers; (iii) effective processes used for providing Fund administration, including controllership and compliance functions, the optimization of its Fund administration platform and the continued oversight of the performance of other companies that provide services to the Funds; (iv) highly skilled professionals, including analysts, research professionals and portfolio managers with a depth of experience relevant to the Funds; (v) access to significant and enhanced technological resources from which the Funds may benefit and the implementation of a new platform to increase the quality and efficiency of analytics and research; and (vi) a favorable history and reputation. The Board members noted that each Fund represents only a small amount of the overall assets managed by GEAM, but benefits from a full array of services and resources provided by GEAM. In particular, the Board members discussed that the Funds benefit from a large staff of research analysts employed by GEAM.

In light of the foregoing, the Board members concluded that the services provided by GEAM continue to be satisfactory.

Investment Performance Of The Funds

The Board members considered the investment performance of the Funds for various periods. The Board members reviewed detailed comparisons of the performance of the Funds with the relevant securities

1 The GE RSP Mutual Funds include the GE RSP Income Fund and GE RSP U.S. Equity Fund (each, a “Fund” and collectively, the “Funds”).

indices and peer and category groupings of mutual funds prepared by Morningstar with respect to various periods. The Board members also engaged in discussions with GEAM personnel regarding the investment process and performance results for each Fund. These discussions focused on each Fund’s investment objective, the number and experience of portfolio management and supporting research personnel, the investment style and approach employed, the likely market cycles for the investment style and, in some instances, relative underperformance of the GE RSP Income Fund in certain periods and the competitive performance of the GE RSP U.S. Equity Fund for the 3 and 10 year periods. The Board members discussed GEAM’s investment approach with respect to each of the Funds, and the reasons for the GE RSP Income Fund’s relative underperformance.

The Board members concluded that the Funds’ performance was acceptable overall taking into consideration the factors discussed above.

Cost Of The Services Provided To The Funds

The Board members considered the cost of the services provided by GEAM, noting that, pursuant to each investment advisory agreement, GEAM is reimbursed for its reasonable costs incurred in providing the services contemplated by those agreements and is not paid a management fee. The Board also noted that GE Investment Distributors, Inc. (“GEID”), a subsidiary of GEAM, is reimbursed for its reasonable costs incurred in providing services specified in its agreement with the Funds as unitholder servicing agent and is not paid a unitholder servicing fee. The Board members considered that the charges resulting from this arrangement involve all of the expenses incurred by GEAM and GEID with respect to the management and unitholder operations of the Funds, including, without limitation, indirect allocable overhead costs and the direct and indirect costs of GEAM and GEID personnel providing investment management and other services to the Funds. The Board members noted and discussed the additional services provided by GEAM to the Funds compared to other investment products managed by GEAM and the charges that result from those services. The Board members also noted that none of the charges resulting from the Funds’ arrangements with GEAM and GEID may include any element of profit.

The Board members also noted that the Board had in prior years reviewed with GEAM personnel the underlying assumptions and methods of cost allocation used by GEAM in allocating its costs and those of the other Fund service providers, including GEID, to the Funds, and that such assumptions and methods used in cost allocation had not changed for this year. The Board members also discussed with GEAM personnel that the basis for their belief that the methods of allocation used by GEAM continue to be reasonable for each area of GEAM’s business.

Based on their review, the Board members concluded that they were satisfied that the assumptions and methods used in cost allocation and the level of expenses incurred by the Funds were not unreasonable or excessive.

The Extent To Which Economies Of Scale Would Be Realized For The Benefit Of Fund Shareholders As The Funds Grow

The Board members considered the extent to which economies of scale would be realized for the benefit of Fund investors as the Funds grow. The Board noted that, because of a moderate increase in assets, the Funds slightly benefited from economies of scale, which, in some instances, lowered the Funds’ operating expenses. The Board noted that the Funds continue to enjoy fee and expense levels within or below the group of lowest fee and expense funds in their respective peer group comparisons.

The Board members recognized the significant benefits to the Funds resulting from their arrangement with GEAM, which causes them to bear only the reasonable costs incurred by GEAM and GEID, without any element of profit, for the substantial services they provide to the Funds. The Board members also recognized the benefits to the Funds of being able to leverage a favorable cost structure achieved with respect to the Funds’ other operating expenses as a result of GEAM’s large overall base of assets under management and its vendor management practices.

Comparison Of Services To Be Rendered And Costs To Be Incurred

The Board members discussed the services provided to the Funds by GEAM, and the costs incurred by the Funds for those services. The Board members reviewed information concerning the Funds’ expense ratios, and comparative information with respect to peer groupings of mutual funds prepared by Morningstar. They discussed that, in all cases, the Funds enjoy expense levels within or below the group of lowest cost funds in each peer group comparison. In light of this information, the Board members determined that the level of expenses incurred was reasonable in relation to the services provided to the Funds.

Fall-Out Benefits

The Board members considered other actual and potential financial benefits that GEAM may derive from its relationship with the Funds, including, where applicable, soft dollar commission benefits generated through Fund portfolio transactions. The Board members noted, however, that the Funds benefit from the vast array of resources available through GEAM, and that each Fund represents only a small amount of the overall assets managed by GEAM.

Conclusion

No single factor was determinative to the Board’s decision. Based on their discussion and such other matters as were deemed relevant, the Board members concluded that the proposed level of cost reimbursement to GEAM and projected total expense ratios for the Funds are reasonable in relation to the services provided. In view of these facts, the Board members concluded that the renewal of each investment advisory agreement was in the best interests of the Funds and their shareholders.

The GE RSP U.S. Equity Fund

Investments by the GE RSP U.S. Equity Fund are subject to the following restrictions:

a.	Moneys in the GE RSP U.S. Equity Fund will not be used in the underwriting of securities or for the purchase of real estate, interests in real estate, investment trusts, commodities or commodity contracts, or invested in companies for the purpose of exercising control or management, or invested in securities of registered investment companies.

b.	Moneys in the GE RSP U.S. Equity Fund will not be lent to others, although they may be applied to the purchase of bonds and debt securities of a type publicly distributed or customarily purchased by institutional investors.

c.	The GE RSP U.S. Equity Fund will not acquire any securities if immediately after such acquisition and as a result thereof (i) the GE RSP U.S. Equity Fund would hold more than 10% of the outstanding voting securities of any issuer, (ii) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be represented by the securities of any one issuer (except securities of the U.S. Government and its instrumentalities), (iii) more than 25% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in any particular industry, or (iv) more than 5% of the value of the total assets in the GE RSP U.S. Equity Fund would be invested in issuers which (including predecessors) have not been in continuous operation for at least three years.

d.	The GE RSP U.S. Equity Fund will not invest in securities of GE or its affiliates, or in securities of the investment adviser, and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter.

e.	The GE RSP U.S. Equity Fund will not purchase from or sell any of its portfolio securities to GE or its affiliates or its investment adviser or any officer or director thereof. This investment restriction is not intended to prohibit the GE RSP U.S. Equity Fund from engaging in such transactions with other investment companies or accounts managed by the investment adviser or the investment adviser’s affiliates when the transactions are entered into in accordance with the Investment Company Act and the rules thereunder.

f.	The GE RSP U.S. Equity Fund will not engage in margin transactions or short sales or participate in a joint trading account.

g.	The GE RSP U.S. Equity Fund will not invest in puts, calls or similar options.

h.	The GE RSP U.S. Equity Fund may borrow money from the GE Savings and Security Trust and secure repayment by pledging assets of the GE RSP U.S. Equity Fund. The GE RSP U.S. Equity Fund may also borrow money as a temporary measure to meet cash or administrative needs. Except with respect to borrowings from the GE Savings and Security Trust, the GE RSP U.S. Equity Fund will not mortgage or pledge any of its assets.

The GE RSP Income Fund

The GE RSP Income Fund will not:

a.	purchase securities on margin or sell short or participate in a joint trading account;

b.	deal in options to buy or sell securities except to the extent permitted by law;

c.	borrow money or property except as a temporary measure to meet the cash or administrative needs of the GE RSP Income Fund. In no event will the amount of such borrowings exceed 10% of such the GE RSP Income Funds’ total assets taken at market value at the time of such borrowing;

d.	make cash loans to others except through the purchase of debt securities in accordance with the GE RSP Income Fund’s investment objectives;

e.	invest in interests in oil, gas or other mineral lease or production agreements;

f.	act as an underwriter of securities for other issuers except that the GE RSP Income Fund may acquire securities under circumstances where if they are later resold it may be deemed to be an underwriter under the Securities Act of 1933, as amended (“Securities Act”);

g.	purchase securities for the purpose of exercising control or management;

h.	pledge, mortgage or hypothecate any of its assets except, that, to secure borrowings permitted by subparagraph c, it may pledge securities which, together with all such securities previously so pledged, at the time of pledge, do not exceed 10% of the GE RSP Income Fund’s total assets;

i.	unless otherwise permitted by law, purchase from or sell directly to any of its officers or Trustees or the officers or directors of its investment adviser, or any other affiliate (as defined in the Investment Company Act) of the GE RSP Income Fund or any affiliate of such affiliate, portfolio securities or other property of the RSP Income Fund;

j.	unless otherwise permitted by law, invest in securities of GE or its affiliates, or in securities of an investment adviser of the GE RSP Income Fund and will not during the existence of any underwriting syndicate purchase any securities for which its investment adviser is acting as principal underwriter;

k.	purchase any security if as a result of such purchase more than 25% of its total assets would be invested in a particular industry;

l.	purchase any security if as a result of such purchase more than 25% of its total assets would be subject to legal or contractual restrictions on resale; or

m.	invest in the securities of registered investment companies.

Information about Trustees and Executive Officers:

The business and affairs of the Trust are managed under the direction of the GE RSP Mutual Funds’ Board of Trustees. Information pertaining to the Trustees and officers of the Trust is set forth below.

Interested Trustees and Executive Officers

Dmitri Stockton

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  50

Position(s) Held with Fund  Chairman of the Board

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  President and Chief Executive Officer of GEAM since May 2011; President and Chief Executive Officer of GE Capital’s Global Banking unit from January 2009 to April 2011; President and CEO of GE Money’s Central and Eastern European Banking Group from January 2005 to December 2008.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Director of GEAM since May 2011; Member of the Board of GE Foundation since November 2009; Member of the Executive Advisory Council at North Carolina A&T State University School of Business and Economics since March 2011; Trustee of Elfun Funds and General Electric Pension Trust since May 2011 and Member of the National Board of Directors of A Better Chance since January 2012.

George A. Bicher

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  56

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  Chief Investment Officer – Emerging Markets Equities since February 2014; formerly, Chief Risk Officer of GEAM from March 2011 to February 2014; Senior Vice President and Portfolio Manager of GEAM from 2009 to 2011; Director of U.S. Equity Research and Portfolio Manager of GEAM from 2006 to 2009; U.S. equity research analyst of GEAM from 2002 to 2006.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust and Director of GEAM since March 2011.

JoonWon Choe

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  45

Position(s) Held with Fund  Vice President & Assistant Secretary

Term of Office and Length of Time Served  Until successor is elected and qualified – 4 years

Principal Occupation(s) During Past 5 Years   Senior Vice President and Deputy General Counsel of GEAM since March 2011;

Vice President and Secretary of GE Institutional Funds and GE Investments Funds, Inc. since September 2010; Vice President and Assistant Secretary of Elfun Funds since September 2010; Senior Vice President and Associate General Counsel of GEAM from June 2010 to March 2011; Vice President and Associate General Counsel of GEAM from November 2005 to June 2010; and Vice President and Secretary of GE Funds from September 2010 to February 2011.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Paul M. Colonna

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  46

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 7 years

Principal Occupation(s) During Past 5 Years  President and Chief Investment Officer – Public Investments of GEAM since March 2012; President and Chief Investment Officer – Fixed Income from March 2007 to March 2012; Executive Vice President of GEAM from February 2007 to March 2007; Senior Vice President – Total Return Management of GEAM from March 2005 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since February 2007; Director of GEAM since March 2007 and Director of GE Asset Management Limited (GEAML) since December 2007.

Gregory B. Hartch

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  45

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years   Chief Risk Officer of GEAM since February 2014; formerly Executive Vice President and Strategy and Business Development Leader of GEAM from December 2011 to February 2014; Senior Vice President– Tactical Asset Allocation from 2010 to December 2011; Managing Director – International Real Estate from 2007 to 2010; and Director of Fixed Income Research from 2004 to 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since January 2012.

Arthur A. Jensen

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  48

Position(s) Held with Fund  Treasurer

Term of Office and Length of Time Served  Until successor is elected and qualified – 3 years

Principal Occupation(s) During Past 5 Years  Treasurer of GE Institutional Funds, GE Investments Funds, Inc., and Elfun Funds since June 2011; Mutual Funds Controller of GEAM since April 2011; Senior Vice President at Citigroup from 2008 to 2010 and Vice President at JPMorgan from 2005 to 2008.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  N/A

Jeanne M. La Porta

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  49

Position(s) Held with Fund  Vice President

Term of Office and Length of Time Served  Until successor is elected and qualified – 10 years

Principal Occupation(s) During Past 5 Years  Senior Vice President and Commercial Operations Leader at GEAM since March 2014; President of GE Institutional Funds and GE Investments Funds, Inc. since April 2014; President and Trustee of GEAM’s UCITs Funds since March 2014; Senior Vice President and Commercial Administrative Officer at GEAM from April 2010 to March 2014; Vice President of GE Investments Funds, Inc. and GE Institutional Funds since July 2003; Vice President of Elfun Funds and GE Retirement Savings Funds since October 2003; Secretary of GE Funds from July 2007 to September 2010 and Vice President from July 2007 to February 2011; Senior Vice President and Deputy General Counsel of GEAM from October 2007 to April 2010; Vice President and Assistant Secretary of GE Funds from September 2003 to July 2007 and Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from July 2003 to June 2010; and Vice President and Associate General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM from May 1997 to October 2007.

Number of Portfolios in Fund Complex Overseen by Officer  N/A

Other Directorships Held by Officer  Director of GE Investments Funds, Inc. since 2014; Trustee of GE Institutional Funds since 2014; Trustee of Elfun Funds, GE Retirement Savings Funds and General Electric Pension Trust since 2014; Director of GE Investment Distributors, Inc. since June 2011.

Ralph R. Layman

Address   c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  59

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 23 years

Principal Occupation(s) During Past 5 Years   Executive Vice President and Chief Investment Officer – Emeritus of GEAM since March 2012; President and Chief Investment Officer – Public Equities from July 2009 to March 2012; President – International Equities from March 2007 to July 2009; Executive Vice President – International Investments from 1992 to March 2007 and Senior Vice President International Investments from 1991 to 1992.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993; Director of GE Asset Management Limited (GEAML) since September 1995 and Director of GEAM since July 2009.

Matthew J. Simpson

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  53

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  7 years

Principal Occupation(s) During Past 5 Years  Executive Vice President, General Counsel and Secretary of GEAM since July 2007; Secretary of Elfun Funds Funds since July 2007; Senior Vice President and General Counsel – Marketing and Client Services (formerly Asset Management Services) of GEAM and Senior Vice President and General Counsel of GE Asset Management Services from February 1997 to July 2007; Vice President and Associate General Counsel of GEAM from October 1992 to February 1997; Secretary of GE Institutional Funds and GE Investments Funds, Inc. from 1997 to July 2007 and Vice President from September 2003 to July 2007; Assistant Secretary of Elfun Funds and GE Retirement Savings Plan Funds from 1998 to July 2007 and Vice President from October 2003 to July 2007; and Secretary of GE Funds from 1993 to July 2007 and Vice President from September 2003 to July 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  24

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since July 2007; Trustee of GE Institutional Funds since July 2007: Director of GE Investments Funds, Inc. and GEAM since July 2007; and Trustee of GE Funds from July 2007 to February 2011.

Donald W. Torey

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  57

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 21 years

Principal Occupation(s) During Past 5 years  President and Chief Investment Officer – Alternative Investments of GEAM since March 2007; Executive Vice President from 1997 to March 2007; Executive Vice President – Alternative Investments from 1997 to March 2007.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 1993 and Director of GEAM since 1997.

David Wiederecht

Address  c/o GEAM, 1600 Summer St. Stamford, CT 06905

Age  58

Position Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 6 years

Principal Occupation(s) During Past 5 Years  Director of GEAM and President and Chief Investment Officer – Investment Solutions since 2008; Managing Director – Alternative Investments from 2004 to 2008; Vice President – Alternative Investments/Private Equity/Hedge Fund from 1998 to 2004.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since 2008; Director of GEAM since August 2008 and Director of Edmunds Holding Company since 1999.

Matthew Zakrzewski

Address  c/o GEAM 1600 Summer St. Stamford, CT 06905

Age  54

Position(s) Held with Fund  Trustee

Term of Office and Length of Time Served  Until successor is elected and qualified – 1 year

Principal Occupation(s) During Past 5 Years  Executive Vice President and Chief Financial Officer of GEAM since August 2013; formerly, Chief Financial Officer for GE Ventures from 2012 to 2013 and Chief Financial Officer for GE Risk, Insurance and Corporate Financing from 2006 to 2012.

Number of Portfolios in Fund Complex Overseen by Trustee  8

Other Directorships Held by Trustee  Trustee of Elfun Funds and General Electric Pension Trust since September 2013 and Director of GEAM since September 2013.

Investment Adviser

GE Asset Management Incorporated

Plan Trustees and Officers of the Investment Adviser

Dmitri Stockton, Trustee, President and Chief Executive Officer, GE Asset Management Incorporated (since May 2011)

George A. Bicher, Trustee, Chief Investment Officer – Emerging Markets Equities

Paul M. Colonna, Trustee, President and Chief Investment Officer – Public Investments

Tim Hanlon, HR Leader

Gregory B. Hartch, Trustee, Chief Risk Officer

Ralph R. Layman, Trustee, Executive Vice President, Chief Investment Officer Emeritus

Maureen B. Mitchell, President of Global Sales and Marketing

Susan Lasota, Senior Vice President – Services and Technology

Matthew J. Simpson, Trustee, Executive Vice President, General Counsel and Secretary

Donald W. Torey, Trustee, President and Chief Investment Officer – Alternative Investments

David Wiederecht, Trustee, President and Chief Investment Officer – Investment Solutions

Matthew Zakrzewski, Executive Vice President, Chief Financial Officer

Portfolio Managers

GE RSP U.S. Equity Fund	GE RSP Income Fund
David B. Carlson Stephen V. Gelhaus Paul C. Reinhardt	William M. Healey Mark H. Johnson

Independent Registered Public Accounting Firm

KPMG LLP

Custodian

State Street Bank & Trust Company

Shareholder Servicing Agent

Address all inquiries inside the Plan to:	Address all inquiries outside the Plan to:
GE Retirement Savings Plan Service Center	GE RSP Mutual Funds
c/o Fidelity Investments P.O. Box 770003 Cincinnati, OH 45277-0065	U.S. Bancorp Fund Services, LLC
P.O. Box 701
Milwaukee, WI 53201-0701

INSIDE THE RETIREMENT SAVINGS PLAN

Shares or units held inside the Plan have been credited to your account as a result of contributions and investment earnings. For a statement summarizing your account balance in the Plan, please refer to your GE RSP Retirement Savings Statement, which is provided quarterly and is available online at any time or upon request. You may obtain additional information and process transactions on investments held inside the Plan by calling:

GE Retirement Savings Plan Service Center:  1-877-55-GERSP (1-877-554-3777)

or visit benefits.ge.com and click on My GE RSP

OUTSIDE THE RETIREMENT SAVINGS PLAN

If shares of the GE RSP U.S. Equity and the GE RSP Income Funds have been distributed to you from the Plan, information on these investments may be obtained by calling:

GE Asset Management — Shareholder Services:  1-800-242-0134

or visit www.geam.com

M O R N I N G S T A R R A T I N G S™
Through December 31, 2014
FUND (CATEGORY)	NUMBER OF FUNDS IN CATEGORY	STAR RATING
GE RSP U.S. Equity — (Large-Growth)
Overall	1,768	¶	¶	¶
3 year	1,530	¶	¶	¶
5 year	1,331	¶	¶	¶
10 year	917	¶	¶	¶
GE RSP Income — (Intermediate-Term Bond Fund)
Overall	1,078	¶	¶	¶
3 year	917	¶	¶	¶
5 year	811	¶	¶	¶
10 year	590	¶	¶	¶

Morningstar is an independent fund rating company that seeks to provide a non-biased rating system used in making investment decisions. A fund is rated in its category on a scale of one to five stars through the evaluation of the historical balance of risk and adjusted return after 3 years of performance.

Morningstar calculates a Morningstar Rating based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top ten percent of the funds in each category receive five stars, the next 22.5% receive four stars, the next 35% receive three stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The ratings are subject to change every month. The overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its three-, five- and ten year (if applicable) Morningstar Rating metrics.

Investment return and principal value of an investment will fluctuate and you may have a gain or loss when you sell your shares. Returns assume changes in share price and reinvestment of dividends and capital gains.

Past performance is no guarantee of future results.

This does not constitute a part of the Funds’ Shareholder Report

GE RSP Funds

1600 Summer Street

Stamford, CT 06905

Or at:

PO Box 7900

Stamford, CT 06904-7900

www.geam.com

The Funds file their complete schedules of portfolio holdings with the Securities and Exchange Commission for the first, second and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q, as well as a description of the policies and procedures that the Funds use to determine how to vote proxies (if any) relating to portfolio securities is available without charge (i) upon request, by calling 1-800-242-0134; (ii) on the Funds’ website at http://www.geam.com; and (iii) on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC — information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Information (if any) regarding how the Funds voted proxies relating to portfolio securities during the most recently disclosed 12-months period ended June 30 is available without charge (i) through the Funds’ website at http://www.geam.com; and (ii) on the Commission’s website at http://www.sec.gov.

RSP-1 (2/15)

Item 2.	Code of Ethics.

The Registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. A copy of this code of ethics is filed as an exhibit to this Form N-CSR and is included in the following link:

https://www.geam.com/ExternalWar/common/docs/pdf/Spirit_Letter.pdf

There have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition set forth in paragraph (b) of Item 2 of Form N-CSR during the period covered by this report.

Item 3.	Audit Committee Financial Expert.

The Board of Trustees of the Registrant has determined that Matthew Zakrzewski and Donald W. Torey are designated as the audit committee financial experts for the Registrant; and further that it is the finding of the Board of Trustees that Messrs. Zakrzewski and Torey qualify as audit committee financial experts and are deemed to be “interested persons” of the Registrant as defined in Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Item 4.	Principal Accountant Fees and Services.

(a) AUDIT FEES. The aggregate fees billed for each of the last two fiscal years (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods were $22,850 in 2013 and $23,300 in 2014.

(b) AUDIT RELATED FEES. There were no fees billed by the Auditor for assurance and related services that were related to the performance of the audit of the Registrant during the Reporting Periods.

(c) TAX FEES. There were no fees billed for professional services rendered by the Auditor for tax compliance, tax advice or tax planning for the Registrant during the Reporting Periods.

(d) ALL OTHER FEES. There were no fees billed for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) of this Item for the Registrant during the Reporting Periods.

(e)(1) AUDIT COMMITTEE PRE-APPROVAL POLICIES AND PROCEDURES.

The Audit Committee of the GE RSP Funds (the “Funds”) Board of Trustees is responsible, among other things, for the appointment, compensation and oversight of the work of the Funds’ Auditor. As part of this responsibility and to ensure that the Auditor’s independence is not impaired, the Audit Committee (1) pre-approves the audit and non-audit services provided to the Funds by the Auditor, and (2) all non-audit services provided to the Funds’ investment adviser and covered affiliates (as defined in the Audit Committee Charter) that provide ongoing services to the Funds if the services directly impact the Funds’ operations or financial reporting, in accordance with the Audit Committee Charter. The following excerpt from the Audit Committee Charter sets forth the pre-approval policies and procedures:

Pre-Approval of Audit Related Services and Permissible Non-Audit Services. The Audit Committee shall pre-approve both audit (including audit, review, and attest) services and permissible non-audit services provided to the Fund and, if the nature of the engagement relates directly to the operations and financial reporting of the Fund, permissible non-audit services provided to any Covered Affiliate.

The Audit Committee may determine to delegate the authority to grant pre-approvals to one or more Audit Committee members, each acting on behalf of the Audit Committee. In this event, the member of the Audit Committee so delegated shall report each delegated pre-approval to the Audit Committee at its next regularly scheduled meeting. The Audit Committee may also adopt and follow, in lieu of explicit pre-approval described above, written policies and procedures detailed as to the particular service, designed to safeguard the continued independence of the Auditor, consistent with the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”), and SEC regulations there under.

Notwithstanding the foregoing, the pre-approval requirement concerning permissible non-audit services provided to the Fund or any Covered Affiliate is waived if: (1) the aggregate amount of all such non-audit services provided constitutes no more than five percent (5%) of the total amount of revenues paid to the Auditor by the Fund and the Covered Affiliates during the fiscal year in which the services are provided that would have to be pre-approved by the Audit Committee, (2) the non-audit services were not recognized as non-audit services at the time of the engagement, and (3) such non-audit services are promptly brought to the attention of the Audit Committee and approved by the Audit Committee or one or more designated members of the Audit Committee prior to the completion of the audit.

(2) PERCENTAGE OF SERVICES DESCRIBED IN PARAGRAPHS (b) THROUGH (d) APPROVED BY AUDIT COMMITTEE. No fees were charged during the Reporting Period for audit related, tax or other services as indicated in sections (b) through (d) of this Item.

(f) Not applicable.

(g) NON-AUDIT FEES. The aggregate non-audit fees billed by the Auditor for services rendered to the Registrant, and rendered to the Registrant’s investment adviser and any entity controlling, controlled by, or under common control with the Registrant’s adviser (“Service Affiliates”), for the Reporting Periods were $0 in 2013 and $0 in 2014.

(h) AUDITOR INDEPENDENCE. There were no non-audit services rendered to Service Affiliates during the Reporting Period that were not pre-approved.

Item 5.	Audit Committee of Listed Registrants.

Applicable only to Closed-End Management Investment Companies.

Item 6.	Schedule of Investments.

(a) Schedule of Investments is included as part of Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Applicable only to Closed-End Management Investment Companies.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Applicable only to Closed-End Management Investment Companies.

Item 10.	Submission of Matters to a Vote of Security Holders.

During the reporting period, there have been no material changes to the procedures by which the shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11.	Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under 1940 Act) are effective as of a date within 90 days of the filing date of the report included in Item 1 of this Form N-CSR, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this Form N-CSR that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer is attached hereto.

(a)(2) The certifications required by Rule 30a-2(a) of the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3) Not applicable.

(b) The certifications by the Registrant’s principal executive officer and principal financial officer, as required by Rule 30a-2(b) of the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002, are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the below Registrants have duly caused each report to be signed on their behalf by the undersigned, thereunto duly authorized.

General Electric RSP Income Fund

General Electric RSP U.S. Equity Fund

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date: February 23, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, each report has been signed below by the following persons on behalf of the Registrants and in the capacities and on the dates indicated.

By:	/s/ Dmitri L. Stockton
Dmitri L. Stockton
Trustee, President and Chief Executive Officer
GE Asset Management Incorporated

Date: February 23, 2015

By:	/s/ Arthur A. Jensen
Arthur A. Jensen
Treasurer, GE RSP Funds

Date: February 23, 2015